UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Strategic Education, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Rules 14a-6(i)(1) and 0-11.

STRATEGIC EDUCATION, INC.
2303 Dulles Station Boulevard
Herndon, Virginia 20171
(703) 561-1600
Dear Fellow Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Strategic Education, Inc. (the “Company”), to be held at 8:00 a.m. (ET) on Wednesday, April 27, 2022, via webcast given the continued public health threat due to the coronavirus pandemic (COVID-19), and to support the health and well-being of our stockholders, directors, employees, and communities. At this year’s meeting, you will be asked:
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To elect twelve directors from the nominees named in the attached proxy statement;

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To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;

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To conduct an advisory vote on the compensation of the named executive officers;

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To approve an amendment to the Strategic Education, Inc. 2018 Equity Compensation Plan, the result of which will be to make available shares for issuance thereunder that were previously available for issuance under the Capella Education Company 2014 Equity Incentive Plan; and

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To consider any other matters that may properly come before the meeting.

This booklet includes the formal notice of the meeting and proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. Importantly, it also describes how your Board of Directors operates, gives information about director candidates, and provides information about the Company, including our compensation practices.
Your vote is important. We encourage you to cast your vote over the Internet, by telephone, or by completing and returning the enclosed proxy card before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend the virtual meeting.
We look forward to having you attend the virtual 2022 Annual Meeting of Stockholders.
Sincerely,
ROBERT S. SILBERMAN Chairman of the Board
March 14, 2022
Attachment: Financial Summary

FINANCIAL SUMMARY
While all of our historical financial reports and SEC filings are available online, we know it is also helpful to owners to have basic financial and operating data at hand as they analyze material in the proxy statement. Below is selected financial data for the five years ended December 31, 2021. The financial summary provides key information on revenues, expenses, income, diluted earnings per share, and balance sheet strength, with dollar amounts in thousands, except per share data.(1)
	2017	2018	2019	2020	2021
Revenues	$454,851	$634,185	$997,137	$1,027,653	$1,131,686
Adjusted revenues(a)	$454,851	$662,933	$997,137	$1,004,272	$1,132,123
Expenses	$402,642	$656,925	$886,605	$918,269	$1,057,774
Adjusted expenses(a)	$398,275	$565,577	$803,015	$791,749	$966,783
Income (loss) from operations	$52,209	$(22,740)	$110,532	$109,384	$73,912
Adjusted income from operations(a)	$56,576	$97,356	$194,122	$212,523	$165,340
Net income (loss)	$20,612	$(15,671)	$81,138	$86,268	$55,087
Adjusted net income(a)	$34,871	$75,077	$147,281	$154,775	$116,350
Diluted earnings (loss) per share	$1.84	$(1.03)	$3.67	$3.77	$2.28
Adjusted diluted earnings per share(a)	$3.11	$4.75	$6.67	$7.03	$4.82
Cash, cash equivalents and marketable securities	$155,933	$386,531	$491,200	$225,336	$298,796
Total assets	$321,278	$1,661,029	$1,789,408	$2,295,807	$2,305,880
Long term debt	$—	$—	$—	$141,823	$141,630
Total liabilities	$112,081	$235,805	$326,698	$547,488	$591,890
Total stockholders’ equity	$209,197	$1,425,224	$1,462,710	$1,748,319	$1,713,990

(a)
Represent non-GAAP financial measures which allow for period-over-period comparisons of the Company’s ongoing operations before the impact of certain items. Please see Item 7 of the Company’s 2019 Annual Report on Form 10-K for non-GAAP reconciliations of amounts for 2017-2019, and please see Item 7 of the Company’s 2021 Annual Report on Form 10-K for non-GAAP reconciliations of amounts for 2021. Amounts for 2020 are further adjusted in order to evaluate non-equity incentive compensation to exclude the effects of our acquisition of Torrens University and associated assets in Australia and New Zealand discussed below, including our issuance of approximately 2.2 million shares of common stock in August 2020 to fund, in part, the cost of the ANZ acquisition. See Annex 1 for additional information.

Acquisition of Torrens University and Associated Assets in Australia and New Zealand
On November 3, 2020, the Company completed the acquisition of Torrens University and associated assets in Australia and New Zealand (“ANZ”) from Laureate Education Inc., further diversifying the Company’s portfolio and expanding operations internationally. ANZ includes Torrens University, Think Education, and Media Design School, which together provide diversified student curricula to approximately 19,000 students across five industry verticals, including business, hospitality, health, education, and creative technology and design. The Company believes that ANZ represents an attractive portfolio of institutions with a similar focus on innovation, academic outcomes, improved affordability and career advancement as the Company. The Company also believes that ANZ provides an attractive platform for future growth, driven by Australia’s position as an attractive education destination for international students.

(1)
The information set forth above is unaudited and has been derived from our consolidated financial statements and is qualified by reference to and should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other information included in or incorporated by reference in the Company’s Annual Report on Form 10-K.

Torrens University is the only federally recognized, investor funded university in Australia, offering undergraduate and graduate courses both online and on physical campuses. THINK Education is a vocational registered training organization and accredited higher education provider in Australia, delivering educational programs through multiple colleges based at several campuses throughout Australia. Media Design School is a private tertiary institution delivering creative and technology design qualifications in New Zealand.

STRATEGIC EDUCATION, INC.
2303 Dulles Station Boulevard
Herndon, Virginia 20171
(703) 561-1600
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The 2022 Annual Meeting of Stockholders of Strategic Education, Inc. (the “Company”), will be held virtually via webcast on Wednesday, April 27, 2022, at 8:00 a.m. (ET) for the following purposes:
1.
To elect twelve directors to the Board of Directors from the nominees named in the attached proxy statement to serve for a term of one year or until their respective successors are elected and qualified.

2.
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.
To conduct an advisory vote on the compensation of the named executive officers.

4.
To approve an amendment to the Strategic Education, Inc. 2018 Equity Compensation Plan, the result of which will be to make available shares for issuance thereunder that were previously available for issuance under the Capella Education Company 2014 Equity Incentive Plan.

5.
To consider and act upon such other business as may properly come before the meeting.

THIS NOTICE IS BEING SENT TO COMMON STOCKHOLDERS OF RECORD AS OF MARCH 1, 2022.
Voting Information — Attending the Annual Meeting Virtually.
Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting by following the instructions below.
If you are a stockholder of record, you must:
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Register at http://www.viewproxy.com/StrategicEducation/2022/htype.asp by 11:59 p.m. (ET) on April 23, 2022. After registering, you will receive an email confirming your registration as well as the password to attend the Annual Meeting.

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On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link and password you received via email in your registration confirmation.

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You will need the virtual control number included on your proxy card or notice of internet availability if you choose to vote during the virtual meeting.

If your shares are held in “street name,” you must:
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Register at http://www.viewproxy.com/StrategicEducation/2022/htype.asp by 11:59 p.m. (ET) on April 23, 2022. After registering, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

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If you would like to vote shares electronically at the Annual Meeting, you will need to obtain a legal proxy from your broker, bank or other nominee and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration process. After registering, you will receive a virtual control number in the email confirming your registration. Please note that if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will not be able to vote shares electronically at the Annual Meeting.

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On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link and password you received via email in your registration confirmation.

Voting Information — Voting at the Annual Meeting Virtually.
Whether or not you intend to attend the virtual meeting, we encourage you to cast your vote over the Internet, by telephone, or by completing and returning the previously distributed proxy card before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend the virtual meeting. If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.AALvote.com/STRA during the meeting and registered holders will need the virtual control number included on the proxy card or notice of internet availability, and for shares held in street name you will need the virtual control number assigned in the registration confirmation email.
In our desire to ensure that the virtual meeting provides stockholders with a meaningful opportunity to participate, our stockholders will be able to ask questions of the Company’s Board of Directors and management both at the time of registration and during the Annual Meeting.  Stockholders may submit questions during the Annual Meeting by typing your question in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct which will be posted on our Investor Relations page at www.strategiceducation.com. We will also post on our Investor Relations page responses to questions relevant to meeting matters that are not answered during the Annual Meeting due to time constraints.
We will have technicians available to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 7:30 a.m. (ET) on April 27, 2022, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email Virtualmeeting@viewproxy.com or call 866-612-8937.
By Order of the Board of Directors
Lizette B. Herraiz
Secretary
Herndon, Virginia
March 14, 2022

STRATEGIC EDUCATION, INC.
2303 Dulles Station Boulevard
Herndon, VA 20171
(703) 561-1600
PROXY STATEMENT
Annual Meeting of Stockholders
April 27, 2022
This proxy statement is being furnished to holders of the common stock of Strategic Education, Inc. (the “Company”), 2303 Dulles Station Boulevard, Herndon, Virginia 20171, in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board”) of proxies to be voted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 8:00 a.m. (ET) on Wednesday, April 27, 2022, via webcast.
The cost of soliciting proxies will be borne by the Company. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company’s common stock, and normal handling charges may be paid for such forwarding service. Solicitation of proxies may be made by the Company by mail or by personal interview, telephone and facsimile by directors, officers and other management employees of the Company, who will receive no additional compensation for their services. The Company has also retained Alliance Advisors, LLC to provide proxy solicitation services for a fee of approximately $12,500 plus reimbursement of its out-of-pocket expenses.
Any stockholder submitting a proxy pursuant to this solicitation may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company at the Company’s headquarters at 2303 Dulles Station Blvd., Herndon, Virginia 20171, providing a later dated proxy, or by attending the virtual meeting and voting virtually. Attending the Annual Meeting virtually will not automatically revoke a stockholder’s prior proxy.
We began making this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card available on or about March 14, 2022 to all stockholders entitled to vote. At the close of business on March 1, 2022, the record date for the Annual Meeting, there were 25,030,044 shares of the Company’s common stock outstanding and entitled to vote at the meeting. Only common stockholders of record on March 1, 2022 will be entitled to vote, and each share will have one vote.
Voting Information
Alliance Advisors, LLC has been engaged as our independent agent to receive and tabulate votes at the Annual Meeting. A majority of the shares entitled to vote will constitute a quorum for purposes of the Annual Meeting. Under the Company’s Bylaws, to be elected at the Annual Meeting, a nominee for election to the Board of Directors (Proposal 1) must receive more votes cast for his or her election than votes cast against his or her election. Ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), approval of the advisory vote on the compensation of our named executive officers (Proposal 3), approval of the amendment to the Strategic Education, Inc. 2018 Equity Compensation Plan (Proposal 4), and approval of any other business which may properly come before the Annual Meeting, or any adjournments thereof, will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of any matter at the Annual Meeting, including the election of directors. Proposals 2 and 3 are advisory only, and as discussed in more detail below, the voting results are not binding, although the Board of Directors will consider the results of such proposals.
You may cast your vote over the Internet, by telephone, or by completing and returning the enclosed proxy card. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of specific direction from a stockholder, proxies will be voted for the election of all named director nominees, and in favor of Proposals 2, 3, and 4. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum.
The Board of Directors has adopted a corporate governance policy concerning the “holdover” of any director not elected by a majority vote in an uncontested election. Any director who fails to receive the requisite majority vote would be required to promptly offer his or her resignation and the Board, following the recommendation of the Nominating and Corporate Governance Committee, would have up to 90 days to decide whether to accept such offer, during which time the director nominee would continue to serve on the Board as a “holdover” director. A copy of this policy is available on our website at www.strategiceducation.com.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 27, 2022
The Notice of Annual Meeting, Proxy Statement and Annual Report are available free of charge at http://www.viewproxy.com/StrategicEducation/2022.

PROPOSAL 1
Election of Directors
We are requesting that the stockholders elect twelve members to the Board of Directors at the Annual Meeting to serve until the 2023 Annual Meeting.
The Nominating and Corporate Governance Committee (the “Nominating Committee”) considers many factors when evaluating candidates for the Board. The most important are true independence, business savvy, a stockholder orientation, and genuine interest in the Company. By true independence we mean the willingness to challenge a forceful, talented CEO and management team even against the backdrop of their excellent track record. Candidates with this trait are both very valuable and hard to find — they are inevitably of the highest character and integrity. Commercial or business savvy is also crucial — the combination of these is critical to ensure independent oversight of management. The Nominating Committee strives for the Board to be comprised of directors with a diversity of experience, expertise, and personal backgrounds. The Nominating Committee considers each prospective director’s skills, specialized expertise, level of education, business experience, broad-based business acumen, experience at strategy development and policy-setting, and direct ownership of the Company’s shares. The Nominating Committee focuses on the prospective director’s understanding that maintaining the high academic quality of the educational programs offered by the Company’s subsidiaries, including two U.S.-based accredited institutions, Strayer University and Capella University, as well as the Company’s more recently acquired Australia-based Torrens University, is central to maintaining and growing the Company’s value. It is perhaps obvious, though worth noting, that the criteria for service on the Boards of Trustees of Strayer University and Capella University, and on the Board of Directors of Torrens University, while sharing some of the same criteria as the Company, are different, and that it is important to have some individuals who can serve on both the Company’s Board and a university board effectively. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating Committee.
In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met. However, the Nominating Committee does believe that all members of the Board should have the highest character and integrity; a track record of working constructively with others; sufficient time to devote to Board matters; and no conflict of interest that would interfere with performance as a director. In addition, the Nominating Committee believes that the ability of individual Board members to work constructively together is a key element of Board effectiveness. The outcome of our director nomination process is a suite of directors who contribute varied expertise and experience, as well as diversity of thought, backgrounds and perspectives.
The Nominating Committee will consider recommendations from common stockholders that are submitted in writing to the Company, provided that such common stockholders (i) beneficially own more than 5% of the Company’s common stock or (ii) have beneficially owned more than 1% of the Company’s common stock for at least one year. Stockholders meeting such criteria may recommend candidates for consideration by the Nominating Committee by writing to Ms. Lizette B. Herraiz, Corporate Secretary, Strategic Education, Inc., 2303 Dulles Station Blvd., Herndon, Virginia 20171, giving the candidate’s name, contact information, biographical data and qualifications, as well as any evidence that the stockholder satisfies the criteria set forth above. On an annual basis the Board solicits its largest and longest holding stockholders for recommendations on nominees to serve on the Board. All such recommendations will be treated confidentially and brought to the attention of the Nominating Committee in a timely fashion. The Nominating Committee does not evaluate candidates differently based on who has made the proposal or recommendation.
Once it has been determined that a candidate meets the initial Board’s criteria, there is a selection process which may include, but not be limited to, background and reference checks and interviews with not only the Nominating Committee but other Board members, executive management and other professionals such as the Company’s auditors or outside counsel, as deemed necessary. Stockholders who wish to formally nominate a director for election at an annual meeting of the stockholders of the Company must also comply with the Company’s Bylaws regarding stockholder proposals and nominations. See “Stockholder Proposals” contained in this proxy statement.

The Board of Directors recommends that stockholders vote “For” the nominees listed below. The following table and text presents information as of the date of this proxy statement concerning persons nominated for election as directors of the Company.
Nominees for Directors
Name/Title	Age	Board Committees Following Annual Meeting	Independent Director	Year first elected to Strategic Board
Robert S. Silberman,	64	—		2001
Executive Chairman
J. Kevin Gilligan,(a)	67	—		2018
Vice Chairman
Dr. Charlotte F. Beason,	74	Nominating	✓	1996
Director
Rita D. Brogley,	56	Compensation (Chair)	✓	2018
Director
Dr. John T. Casteen, III,	78	Nominating (Chair)	✓	2011
Director
Nathaniel C. Fick,	44	Audit* (Chair)	✓	2016
Director
Robert R. Grusky,	64	Nominating	✓	2001
Director
Jerry L. Johnson,	51	Compensation	✓	2021
Director
Karl McDonnell,	56	—		2011
Chief Executive Officer & Director
Dr. Michael A. McRobbie,(b)	71	—	✓	2021
Director
William J. Slocum,	44	Audit*	✓	2021
Director
G. Thomas Waite, III,	70	Audit*/Compensation	✓	1996
Director

(a)
Mr. Gilligan is presently serving as the Board’s Presiding Lead Director.

(b)
Dr. McRobbie was unanimously elected to the Board of Directors, upon the recommendation of the Nominating Committee, with service beginning on July 29, 2021. Dr. McRobbie was identified as a candidate, and introduced to the Board of Directors, by the Executive Chairman.

*
Audit Committee Financial Expert as defined by SEC rules, based on their education, experience, and background.

Mr. Robert S. Silberman has been a Director of the Company since March 2001. He was Chairman of the Board from February 2003 to 2013 and Chief Executive Officer from March 2001 to 2013. Mr. Silberman was named Executive Chairman of the Board in 2013. From 1995 to 2000, Mr. Silberman served in a variety of senior management positions at CalEnergy Company, Inc., including as President and Chief Operating Officer. From 1993 to 1995, Mr. Silberman was Assistant to the Chairman and Chief Executive Officer of International Paper Company. From 1989 to 1993, Mr. Silberman served in several senior positions in the U.S. Department of Defense, including as Assistant Secretary of the Army. He serves as Chairman of the Board of Directors of Par Pacific Holdings, and previously served on the Board of Directors of Twenty-First Century Fox, Inc. from 2013 to 2019 and on the Board of Covanta Holding Company from 2014 to 2021. He is a member of the Council on Foreign Relations. Mr. Silberman holds a bachelor’s degree in history from Dartmouth College and a master’s degree in international policy from The Johns Hopkins University.

Mr. Silberman has been a driving force behind the growth of the Company. He leads the Board with a deep appreciation of the Company’s history, a focused strategic vision for its future, and a broad understanding of the economic, regulatory, and demographic factors affecting the Company. The Nominating Committee believes that based on his experience and expertise in business management, leadership of large organizations, financial management, public policy, governmental affairs, academic policy, educational leadership, and stewardship of stockholder capital, Mr. Silberman should serve as a director of the Company.

Mr. J. Kevin Gilligan served as the Chief Executive Officer and a member of the Board of Directors of Capella Education Company beginning in March 2009, and was appointed the Chairman of the Board of Capella Education Company in February 2010, positions he held until being appointed as Executive Vice Chairman of the Board of Strategic Education, Inc. on August 1, 2018. Mr. Gilligan resigned as an executive of the Company on August 1, 2019 and continues to serve as Vice Chairman of the Board. Mr. Gilligan is a member of the board of directors for Graco Inc., a publicly held manufacturer and supplier of fluid handling equipment, and from September 2004 until February 2009 was a member of the board for ADC Telecommunications, Inc., a publicly held global supplier of network infrastructure. Mr. Gilligan was previously the Chief Executive Officer of United Subcontractors, Inc., a nationwide construction services company, from 2004 until February 2009. From 2001 to 2004, Mr. Gilligan served as President and Chief Executive Officer of the Automation and Control Solutions Group of Honeywell International, a diversified technology and manufacturing company. From 2000 to 2001, Mr. Gilligan served as President of the Home and Building Control Division of Honeywell International. Mr. Gilligan also served as President of the Solutions and Services Division of Honeywell International from 1997 to 1999 and as Vice President and General Manager of the North American Region of the Home and Building Control Division from 1994 to 1997. Mr. Gilligan holds a bachelor’s degree in economics from Boston College. Mr. Gilligan currently serves as the Presiding Lead Director. The Nominating Committee believes that given Mr. Gilligan’s vast experience as a leader in higher education, and his business and strategic planning expertise, he should serve as a director of the Company.

Dr. Charlotte F. Beason is a consultant in education and health care administration. She was Executive Director of the Kentucky Board of Nursing from 2005 to 2012. From 2000 to 2003, Dr. Beason was Chair and Vice Chair of the Commission on Collegiate Nursing Education (an autonomous agency accrediting baccalaureate and graduate programs in nursing). From 1988 to 2004, Dr. Beason was with the Department of Veterans Affairs, first as Director of Health Professions Education Service and the Health Professional Scholarship Program, and then as Program Director, Office of Nursing Services. Dr. Beason has served on our Board since 1996 and is a member of the Nominating Committee. She is also Chairwoman of the Strayer University Board of Trustees, and serves on the Board of Trustees of Berea College. Dr. Beason holds a bachelor’s degree in nursing from Berea College, a master’s degree in psychiatric nursing from Boston University and a doctorate in clinical psychology and public practice from Harvard University. Dr. Beason’s record of leadership in education, accreditation, and public administration provides the Board with insight and experience in building and maintaining the quality of Strayer University. The Nominating Committee believes that based on her experience and expertise in academic matters, educational policy, organizational administration, and governmental affairs, Dr. Beason should serve as a director of the Company.

Ms. Rita D. Brogley is an experienced executive and entrepreneur in both early stage and large public companies. From 2016 to 2019 Ms. Brogley was the Head of Global Enterprise Partnerships for Facebook’s Messaging Platforms. Prior to that, Ms. Brogley served as President and CEO of MyBuys, a marketing technology company, from 2012 until its merger with Magnetic in 2015. From 2008 to 2011, Ms. Brogley was the CEO of Amadesa, a technology provider of website testing and optimization, and from 2000 to 2002, she served as the President and CEO of Moxi Digital, a digital home software and hardware company. Ms. Brogley served as Director of Business Development and Marketing Europe for Microsoft TV from 1997 to 2000 and was a management consultant with Bain and Company from 1995 to 1997. Ms. Brogley presently serves on the Board of Trinity Health, a healthcare system with headquarters in Michigan, and is the Chair of its Audit Committee, and on the Board of Narvar, Inc. Ms. Brogley served on the Board of Capella Education Company from 2014 until her appointment to the Board of Strategic Education, Inc. on August 1, 2018. She is the Chair of the Compensation Committee of the Board. Ms. Brogley holds a bachelor’s degree in industrial engineering from Northwestern University and a master’s degree in business administration from the Harvard Business School. The Nominating Committee believes that based on her experience as an executive and entrepreneur in both early state and large public companies, and given her vast knowledge of strategy, business development and analytics, Ms. Brogley should serve as a director of the Company.

Dr. John T. Casteen, III is the President Emeritus and a retired University Professor and Professor of English at the University of Virginia, where he taught courses in literature, cultural history, and public policy. He served as President of the University of Virginia from 1990 through 2010. He was President of the University of Connecticut from 1985 to 1990. From 1982 to 1985, Dr. Casteen served as the Secretary of Education for the Commonwealth of Virginia. Dr. Casteen is on the board of directors of Altria Group, Inc. Dr. Casteen is also director of a number of charitable and privately-held business entities, including ECHO 360. He has chaired the boards of both the College Entrance Examination Board and the Association of American Universities. Dr. Casteen has been a member of the Board since 2011, and is the Chair of the Nominating Committee of the Board. Dr. Casteen holds a bachelor’s degree, master’s degree and a Ph.D. in English from the University of Virginia, as well as several honorary degrees, including degrees from the Universities of Athens (Greece) and Edinburgh (Scotland) and two community colleges in Virginia. The Nominating Committee believes that based on his experience and expertise in educational leadership, educational policy, academic affairs, and government affairs, Dr. Casteen should serve as a director of the Company.

Mr. Nathaniel C. Fick leads Elastic NV’s information security business as the General Manager of Elastic Security. Previously, he was CEO of Endgame from 2012 through its acquisition by Elastic (NYSE: ESTC) in 2019. He also led Endgame’s professional services business through its acquisition by Accenture in 2017. Mr. Fick spent nearly a decade as an operating partner at Bessemer Venture Partners, where he worked with management teams to build durable businesses. Mr. Fick writes and speaks regularly on entrepreneurship, leadership, corporate governance, and technology issues, and his commentary has been featured in the New York Times, Washington Post, Bloomberg, CNBC, NPR and CNN. He was named by Fast Company magazine as one of the “100 Most Creative People in Business” and Endgame was selected by Forbes as one of the “100 Best Cloud Companies in the World.” Mr. Fick started his career as a Marine Corps infantry and reconnaissance officer, including combat tours in Afghanistan and Iraq. His book about that experience, One Bullet Away, was a New York Times bestseller, a Washington Post “Best Book of the Year,” and one of the Military Times’ “Best Military Books of the Decade.” Mr. Fick graduated with high honors in Classics from Dartmouth College and holds an MPA from the Harvard Kennedy School and an MBA from the Harvard Business School. He serves as a Trustee of Dartmouth, and as a member of the Military and Veterans Advisory Council at JPMorgan Chase & Co. Mr. Fick was elected to the Board in 2016, and serves as Chair of the Audit Committee. The Nominating Committee believes that based on his experience and expertise in leadership, cybersecurity, and his educational background, Mr. Fick should serve as a director of the Company.

Mr. Robert R. Grusky is the Founder and has been the Managing Member of Hope Capital Management, LLC, an investment manager, since 2000. He co-founded New Mountain Capital, LLC, a private equity firm, in 2000, was a Principal and Member from 2000 to 2005, and a Senior Advisor from 2005 to 2019, and has served as a member of the Executive Leadership Council since then. From 1998 to 2000, Mr. Grusky served as President of RSL Investments Corporation. From 1985 to 1997, with the exception of 1990 to 1991 when he was on a leave of absence to serve as a White House Fellow and Assistant for Special Projects to the Secretary of Defense, Mr. Grusky served in a variety of capacities at Goldman, Sachs & Co., first in its Mergers & Acquisitions Department and then in its Principal Investment Area. He also serves on the Board of Directors of AutoNation, Inc. Mr. Grusky has served on our Board since 2001, and is on the Nominating Committee. He holds a bachelor’s degree in history from Union College and a master’s degree in business administration from Harvard University. The Nominating Committee believes that Mr. Grusky’s owner orientation, understanding of the financial markets and his extensive experience as an investment manager and executive are tremendous assets to the Board and that he should serve as a director of the Company.

Mr. Jerry L. Johnson currently serves as a Partner at the Halifax Group, a private investment company, and has worked with Halifax Group as an Operating Executive since 2020. Mr. Johnson was previously Senior Vice President of Strategy, Corporate Development and Investor Relations at EnPro Industries, a manufacturer of proprietary engineered products. Mr. Johnson is a founding member and previously served as a Partner at RLJ Equity Partners since 2007. His career also includes service as a White House Fellow, and as a management consultant at McKinsey & Company. Mr. Johnson previously served on the Board of Directors of Command Security Corporation from 2017 through February of 2019. Mr. Johnson graduated from the University of Tennessee with a bachelor’s degree in chemical engineering, holds an MBA from Harvard Business School, and serves on The Council of Foreign Relations. Mr. Johnson has served on our Board since January 2021, and serves on the Compensation Committee. The Nominating Committee believes that based on his experience in finance, corporate development, investment, and general management, Mr. Johnson should serve as a director of the Company.

Mr. Karl McDonnell was named Chief Executive Officer of the Company in May 2013, and served as President and Chief Operating Officer from 2006 to 2013. Prior to joining the Company, Mr. McDonnell served as Chief Operating Officer of InteliStaf Healthcare, Inc., one of the nation’s largest privately-held healthcare staffing firms. Prior to his tenure at InteliStaf, he served as Vice President of the Investment Banking Division at Goldman, Sachs & Co. Mr. McDonnell has held senior management positions with several Fortune 100 companies, including The Walt Disney Company. Mr. McDonnell has served on the Board since 2011. Mr. McDonnell holds a bachelor’s degree from Virginia Wesleyan College and a master’s degree in business administration from Duke University. The Nominating Committee believes that based on his experience and expertise in general management, leadership of large organizations, financial management and human capital development, Mr. McDonnell should serve as a director of the Company.

Dr. Michael A. McRobbie serves as University Chancellor, President Emeritus, and University Professor at Indiana University (IU). He previously served as the 18th President of IU, one of the largest universities in the U.S., from July 1, 2007 until his retirement on June 30, 2021. Dr. McRobbie served as a vice chair of the board of directors of Indiana University Health System until his retirement from IU, and is on the executive committee of the board of OneAmerica, a private mutual insurance company. A native of Australia, Dr. McRobbie holds a bachelor of arts degree with first class honors from the University of Queensland, and a Ph.D. from Australian National University. Dr. McRobbie joined the Board in July of 2021. The Nominating Committee believes that based on his experience and expertise in higher education and with education policy, as well as his familiarity with the Australian education and political system, Dr. McRobbie should serve as a director of the Company.

Mr. William J. Slocum is a partner of Inclusive Capital Partners, L.P., an investment manager founded in 2020 focused on companies solving environmental and social challenges through for-profit business models. Previously, he was a portfolio manager at Golden Gate Capital, which he joined in 2011. Mr. Slocum led public-equity investments for the Golden Gate Capital Opportunity Fund and for the Emerald Gate Equities Portfolio, employing a concentrated, long-term approach across the firm’s industry verticals. In addition to his portfolio management role, he served on Golden Gate Capital’s private-equity investment review committee, and on the board of managers and compensation committee of Williston Financial Group, a title insurance and real-estate technology company licensed in 49 states. Prior to joining Golden Gate Capital, Mr. Slocum worked as a vice president at ValueAct Capital Management. Before ValueAct, Mr. Slocum worked in private equity at Parthenon Capital Partners and in strategy consulting at Bain & Company. Mr. Slocum was first elected to the Board at the 2021 Annual Meeting of Stockholders, and serves on the Audit Committee. Mr. Slocum earned a BA in economics and graduated magna cum laude from Williams College, where he was inducted into Phi Beta Kappa, and he earned an MBA, with distinction, from Harvard Business School. The Nominating Committee believes that based on his role at one of the Company’s largest stockholders, as well as his experience as a portfolio manager, managing investments and as a strategic consultant, Mr. Slocum should serve as a director of the Company.

Mr. G. Thomas Waite, III, now retired, was the Treasurer and Chief Financial Officer of the Humane Society of the United States from 1997 until January 2020. Prior to that, he served as Controller beginning in 1993. In 1992, Mr. Waite was the Director of Commercial Management of The National Housing Partnership. Mr. Waite has served on the Board since 1996, is a member of the Audit Committee and the Compensation Committee, and is a former member of the Strayer University Board of Trustees. Mr. Waite holds a bachelor’s degree in commerce from the University of Virginia and is a Certified Public Accountant, and a Chartered Global Management Accountant. Mr. Waite has extensive experience as a leader in philanthropy and the non-profit sector, which is the Company’s indispensable partner in fulfilling our mission of providing quality education to working adults. His experience as a chief financial officer brings to the Board a seasoned voice in matters of accounting and governance that is a tremendous asset to the Board and the committees on which he serves. The Nominating Committee believes that based on his experience and expertise in financial matters, accounting and audit, and educational management, Mr. Waite should serve as a director of the Company.

Director Compensation
Director compensation is designed to:
•
Align with long-term stockholder interests;

•
Ensure the Company can attract and retain outstanding director candidates who meet the criteria outlined in this proxy statement;

•
Recognize the time commitments necessary to oversee the Company; and

•
Support the independence of thought required for a director to oversee the creation of sustainable stockholder value.

The Nominating Committee reviews non-employee director compensation regularly and the resulting recommendations are presented to the full Board for discussion and approval. Current director compensation is as follows:
•
Annual Retainer.   In April of 2021, after extensive review and recommendation by the Nominating and Corporate Governance Committee, outside director compensation was increased for the first time since 2010. Since April of 2021, each eligible director is paid an annual fee of $200,000. Of this amount, at least 60% (or $120,000) of the annual fee must be paid in shares of restricted stock of the Company to ensure the alignment of the interests of directors with those of long-term stockholders. Restricted stock is issued to directors on the date of the annual meeting as part of their annual retainer. The restricted shares vest over three years, with one-third of the shares vesting each year on the date of the annual meeting. Directors may choose to receive the remaining 40% of their annual retainer ($80,000) in either restricted stock or in cash, paid in quarterly installments. Prior to this change, the annual fee was $150,000, with 50% paid in shares of restricted stock and the remainder paid as a cash retainer. In the event any director retires or resigns from the Board, the Board of Directors may, in its discretion, waive the remaining vesting period(s) for all or any portion of unvested restricted shares, provided that the departing director has served at least five years on the Board of Directors of the Company.

•
Additional Fees.   The Presiding Lead Director receives an additional annual fee of $10,000. The Audit Committee Chair receives an additional annual fee of $15,000, and the Nominating Committee and Compensation Committee Chairs receive an additional annual fee of $10,000 each. Members of the Audit Committee receive an additional annual fee of $5,000. The Board may also approve additional fees for other board-related service.

•
Reimbursement of Expenses.   Directors are reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board and Committee meetings.

As described above, a significant portion of director compensation is paid in restricted stock to align director compensation with the long term interests of stockholders. While on the Board, non-employee directors receive the same cash dividends on restricted shares as a holder of common stock should they be declared and paid in the future. Non-employee directors must remit to the Company any cash dividends received on shares of restricted stock that are later forfeited.

The following table sets forth compensation for each non-employee director for the fiscal year ended December 31, 2021. Messrs. Silberman and McDonnell do not receive any additional compensation for their service as directors of the Company. Information regarding the compensation for Messrs. Silberman and McDonnell is reflected in the “Summary Compensation Table” set forth below in this proxy statement.
Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(a)	All Other Compensation ($)(b)	Total ($)
J. Kevin Gilligan(c)	83,750	120,000	1,137,584	1,341,334
Dr. Charlotte F. Beason	78,750	120,000	—	198,750
Rita D. Brogley	88,750	120,000	—	208,750
Dr. John T. Casteen, III(d)	83,750	120,000	—	203,750
H. James Dallas(e)	41,250	120,000	—	161,250
Nathaniel C. Fick	93,750	120,000	—	213,750
Robert R. Grusky	88,750	120,000	—	208,750
Jerry L. Johnson	81,250	143,000	—	224,250
Dr. Michael A. McRobbie	20,000	89,000	—	109,000
William J. Slocum	62,500	120,000	—	182,500
G. Thomas Waite, III	83,750	120,000	—	203,750

(a)
Amounts represent the aggregate grant date fair value determined based on the closing price of the Company’s stock on the grant date in accordance with FASB ASC Topic 718.

(b)
Amount represents continued severance payments to Mr. Gilligan in connection with his resignation as an executive of the Company on August 1, 2019. These payments were described in detail in our proxy statement filed with the Securities and Exchange Commission on March 16, 2020.

(c)
Mr. Gilligan is presently serving as the Board’s Presiding Lead Director.

(d)
Dr. Casteen became Chair of the Nominating Committee on April 27, 2021.

(e)
Mr. Dallas resigned from the Board on July 26, 2021 for personal reasons.

The following table sets forth the number of outstanding stock awards held by each non-employee director at December 31, 2021.
Outstanding Stock Awards Table
Name	Shares of Unvested Restricted Stock (#)
J. Kevin Gilligan	1,902
Dr. Charlotte F. Beason	1,975
Rita D. Brogley	1,975
Dr. John T. Casteen, III	1,975
H. James Dallas(a)	—
Nathaniel C. Fick	1,975
Robert R. Grusky	1,975
Jerry L. Johnson	1,721
Dr. Michael A. McRobbie	1,326
William J. Slocum	1,468
G. Thomas Waite, III	1,975

(a)
Mr. Dallas resigned from the Board on July 26, 2021 for personal reasons. All unvested shares of restricted stock held by Mr. Dallas were permitted to vest, by resolution of the Compensation Committee, in connection with his departure.

Board Leadership Structure
Our Board is comprised of independent members, as independence is defined under the NASDAQ Listing Standards, along with our Executive Chairman, Vice Chairman, and our Chief Executive Officer. On August 1, 2019, Mr. Gilligan, our Vice Chairman, resigned as an executive of the Company but remained as a non-employee director. He will not be considered an independent member of the Board under Nasdaq standards until August 1, 2022, the expiration of three years from the time of his resignation as an executive. The leadership structure of the Company has varied over time as the demands of the business, the composition of the Board, and the ranks of our senior executives have changed, and the Board has utilized this flexibility to establish the most appropriate structure at any given time. We operate with a Chairman of the Board separate from the Chief Executive Officer.
Mr. Gilligan was elected by the Board to serve as the non-management Presiding Lead Director in April of 2021. Although as described above Mr. Gilligan will not be considered independent until August 1, 2022, given Mr. Gilligan’s background as the CEO of Capella Education and his intricate knowledge of higher education administration and policy, the Board believes that Mr. Gilligan is uniquely positioned to preside over the Board in the absence of the Executive Chairman. As Presiding Lead Director, he presides at meetings of the Board of Directors with only non-management directors, e.g., without the Executive Chairman and the CEO present, at least quarterly (at each regularly scheduled Board meeting) and solicits candid feedback on the Executive Chairman and the CEO’s performance. The Presiding Lead Director serves as the principal liaison on Board issues between the non-management directors and the Executive Chairman and has the authority to:
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Call meetings of the non-management directors,

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Approve information provided to the Board to ensure its quality and quantity, and

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Consult and communicate with stockholders.

The independent members of the Board also meet at least twice annually.

Risk Oversight
The Board of Directors is ultimately responsible for oversight of the risk management of the Company; the CEO is the “Chief Risk Officer.” The Board reviews and approves all annual budgets, major uses of capital, major projects, and expansion plans related to the company owned institutions. One member of the Board of Directors also serves as a member of the governing body (the Board of Trustees) of Strayer University. The Board of Trustees of Strayer University is made up of ten trustees, including six trustees who are unaffiliated with the Company, one trustee who is an independent member of the Company’s Board of Directors, two trustees who are members of senior leadership of the Company, and the President of Strayer University who serves as an ex officio member. Capella University’s Board of Trustees is comprised of twelve trustees, including nine independent trustees, one internal trustee, a learner representative, and a faculty representative. One of the nine independent trustees is a former officer of Strayer Education, and the internal trustee is the President of Capella University. The Torrens University Board of Directors is comprised of eight directors, including the President of Torrens University and two executives of the Company, Karl McDonnell and Daniel Jackson. Consistent with accrediting body guidelines, the Board of Trustees of each of Strayer University and Capella University, and the Board of Directors of Torrens University, are responsible for the governance of their respective institutions.
The Board and its Compensation Committee continually evaluate the Company’s strategy, activities, and in particular compensation policies and practices, to protect against inappropriate risk taking. Any compensation program that seeks to pay managers for performance on behalf of owners carries some risk of overzealous performance. But paramount in the Company’s compensation program is an unwavering requirement that executive conduct conform to applicable legal, regulatory, and ethical business standards. Based on its evaluation and the views of advisors, the Compensation Committee believes that the Company’s executive compensation program, as described in the Compensation Discussion and Analysis section below, does not encourage inappropriate risk taking and that the Company has in place a strong culture, organization structure, and the compliance policies to manage operational risk effectively.
In addition, the Audit Committee oversees management of financial risk and our Code of Business Conduct, including monitoring conflicts of interest, and the Nominating Committee oversees the Company’s corporate governance, such as director independence. In performing these functions, each Committee of the Board of Directors has full access to management, as well as the ability to engage advisors. The Board is kept abreast of the Committees’ risk oversight and other activities through regular reports by each Committee Chair to the full Board of Directors.
Response to COVID-19 Pandemic
Throughout 2021, the Board continued to oversee the Company’s response to the COVID-19 pandemic. The Company took early action to protect the health and well-being of its students and employees in accordance with government mandates and informed by guidance from the Centers for Disease Control and Prevention, and the Company continued to review and revise its processes as circumstances warranted. During 2021, these actions included:
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Instituting a hybrid work policy, allowing a majority of the workforce the flexibility to work remotely and/or in a physical location;

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Re-opening many physical campuses, but with enhanced safety protocols including requiring face masks, social distancing, and augmented cleaning procedures;

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Keeping the vast majority of Strayer University classes 100% online;

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Limiting all non-essential employee travel, large meetings, and events;

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Partnering with medical, Rx, and EAP vendors to include provisions to provide assistance to employees (and their families) in connection with wellness programs related to COVID-19;

•
Continuing the Employee Relief Fund to assist employees with hardships related to payment of routine expenses and/or medical costs; and

•
Instituting a mandatory vaccination policy for all employees who may be required to be on-site at a Company facility or at a Company-sponsored event, subject to medical and religious accommodations (any employee receiving an accommodation is required to test at least weekly before being on-site).

Recognizing the hardships brought about by the pandemic on those whom we serve, we continued measures to provide financial relief to students and employer partners, including payment flexibility, a tuition freeze, scholarship opportunities, and other pricing relief.
Environmental, Social and Governance (“ESG”) Considerations
The Company is committed to environmentally and socially responsible business practices, as well as sound governance practices. Throughout 2021, the Company continued to identify, highlight, and expand relevant ESG focused practices taking place within the organization. The Company also continues to maintain a Corporate Responsibility page on the corporate website to highlight ESG related information for easy reference by investors and ESG-rating agencies. This approach has resulted in positive stockholder feedback regarding ESG awareness and progression. This resource is available at https://www.strategiceducation.com/about/corporate-responsibility/default.aspx. Nothing on our website, including our Corporate Responsibility page, shall be deemed incorporated by reference into this proxy statement.
Diversity, Equity, and Inclusion
In 2019, the Company launched the CEO’s Council on Diversity, Equity, and Inclusion (“CDEI”), an advisory council laying the groundwork for diversity, equity, and inclusion initiatives across the organization. The CDEI is charged with providing insights and policy recommendations to executive leadership, as well as generating action through collaboration and awareness. More than just being committed to respecting the basic rights to which everyone is entitled, and embracing policies and practices which align with a quality employment experience, the Company celebrates diversity, equity, and inclusion among our workforce — we believe that diversity helps us cultivate an environment of innovation and continuous learning as we share experiences, skills, and perspectives. In 2021, we continued to invest time and resources in diversity, equity and inclusion initiatives and established a DEI Programs Team; appointed a Chief Diversity Officer for the Company; and the presidents of Strayer and Capella Universities appointed university-level Diversity Officers. In addition, we funded a Fellowship program for students as a part of the CEO Action for Racial Equity initiative, which provides full-tuition scholarships to support fellows in making a positive impact in their communities, and partnered with external experts to launch organization-wide Conscious Inclusion training.
Environmental Focus
The Company has sought to advance environmentally friendly practices that reduce energy consumption, greenhouse gas emissions, water usage, and waste generation, including the following practices and measures:
•
Establishing performance metrics for 2022 non-equity incentive compensation that include reducing the size of the Company’s overall physical footprint.

•
Investing in energy-saving interior design options, including updated lighting packages with more efficient LED lighting, occupancy sensors to reduce energy consumption in areas that are not being used, and programmable heating and cooling systems that only run during operating hours;

•
Maintaining a national contract with a document management company which provides corporate and campus locations with shredding bins on-site to allow sensitive business materials to be recycled in a secure and environmentally friendly way; and

•
Utilizing a data center that is powered entirely by renewable wind energy.

Additional information regarding our environmental policy can be found at the website referenced above.
Human Capital Management
We recognize that our employees are our most important asset. Further, as an education company, continuous learning is part of our DNA. In addition to providing high quality higher education programs through our universities, we recognize that these educational opportunities can be beneficial and of enormous value to our employees as well. The Company provides opportunities for eligible employees and dependents to attain and enhance their career goals through our Tuition Assistance Program, which provides generous financial support for undergraduate and graduate courses at Strayer University, Capella University, the Jack Welch Management Institute at Strayer University, and continuing education through Sophia. In addition, the Company provides support for faculty members and employees seeking to enhance their skills and knowledge through professional development opportunities and continuing education. As we focus on ensuring our employees are empowered to maintain a healthy work-life balance, a healthy living lifestyle, and financial wellness benefits, the Company invests in our employees by offering benefits that help them take care of themselves and their families. In addition to medical and financial savings benefits and tuition assistance mentioned above, the Company also provides generous paid time off, a wellness plan, paid parental and military leave, as well as giving back and volunteer time.
Board Committees
The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee, each composed entirely of independent directors. The current Committee membership is as follows:
Committee Memberships
Audit	Compensation	Nominating
Nathaniel C. Fick, Chair	Rita D. Brogley, Chair	Dr. John T. Casteen, III, Chair
William J. Slocum	Jerry L. Johnson	Dr. Charlotte F. Beason
G. Thomas Waite	G. Thomas Waite	Robert R. Grusky
Audit Committee.
The Audit Committee currently consists of Messrs. Fick (Chair), Slocum, and Waite, with Mr. Slocum having begun his service November of 2021. Prior to April 27, 2021, the Audit Committee consisted of Messrs. Fick, Dallas, Johnson, and Waite. The Audit Committee met four times during 2021.
The Audit Committee assists the Board in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. Pursuant to the Audit Committee charter, the Audit Committee performs a variety of tasks, including being directly responsible for the appointment (subject to advisory stockholder ratification), compensation, and oversight of the Company’s independent registered public accounting firm. The Audit Committee also, among other things, reviews the Company’s accounting policies, unaudited quarterly earnings releases, and periodic filings with the Securities and Exchange Commission (the “SEC”), including the Company’s financial statements, and regularly reports to the Board of Directors. In addition, the Audit Committee assesses the Company’s enterprise risk management and cybersecurity risks, and reviews and reports to the Board of Directors on efforts taken to mitigate such risks. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditors in carrying out its oversight responsibilities. More recently, the Audit Committee has been tasked with oversight of the Company’s Environmental, Social and Governance initiatives and disclosures.
The Audit Committee has a written charter, which was last amended on February 25, 2021. The Company will provide a copy of the Audit Committee charter to any person without charge, upon request. Persons wishing to make such a request should contact Lizette B. Herraiz, Senior Vice President and General Counsel, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Audit Committee charter is available on the Company’s website, www.strategiceducation.com.
The Board of Directors has determined that all of the members of the Audit Committee are independent, as independence is defined under the NASDAQ Listing Standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Board of Directors has determined that each of Messrs. Fick, Slocum, and Waite qualify as an “audit committee financial expert,” as defined by SEC rules, based on their education, experience, and background.
A report of the Audit Committee is included below in this proxy statement.

Compensation Committee.
The Compensation Committee currently consists of Ms. Brogley (Chair), and Messrs. Johnson and Waite. Prior to April 27, 2021, the Committee consisted of Ms. Brogley, Dr. Casteen, and Mr. Waite.
The Compensation Committee is responsible for evaluating, and recommending to the full Board for approval, the compensation of the Executive Chairman, the Chief Executive Officer, and other officers of the Company. The Compensation Committee is responsible for determining compensation policies and practices, changes in compensation and benefits for management, employee benefits, and all other matters relating to employee compensation, including matters relating to stock-based compensation, subject to the approval of the full Board.
The Compensation Committee has the authority to retain and terminate any compensation consultant to be used by it to assist in the evaluation of director and executive compensation. During 2021 approximately $10,000 was paid to Lockton Companies, LLC to benchmark compensation for the executive officers, including the CEO and CFO positions. The Compensation Committee may form and delegate any of its authority to one or more subcommittees as it deems appropriate. For a discussion of the role of the Executive Chairman and the CEO in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis” below. The Compensation Committee met three times during 2021.
The Compensation Committee has adopted a written charter, which was last amended on February 25, 2021, a copy of which the Company will provide to any person without charge, upon request. Persons wishing to make such a request should contact Lizette B. Herraiz, Senior Vice President and General Counsel, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Compensation Committee charter is available on the Company’s website, www.strategiceducation.com.
The Board has determined that all of the members of the Compensation Committee are independent, as independence is defined under the NASDAQ Listing Standards. The Board also has determined that all of the members of the Compensation Committee qualify as “non-employee” directors as defined by SEC rules and “outside directors” as defined by the Internal Revenue Code of 1986.
Nominating Committee.
The Nominating Committee consists of Dr. Casteen (Chair), Dr. Beason, and Mr. Grusky. The Nominating Committee is responsible for establishing qualifications for potential directors, considering and recommending prospective candidates for Board membership, recommending the Board committee structure, making recommendations as to director independence, developing and monitoring the Company’s corporate governance principles, and recommending director compensation. The Nominating Committee met three times during 2021.
The Nominating Committee has a written charter, which was last amended February 25, 2021. The Nominating Committee charter will be made available to any person upon request without charge. Persons wishing to make such a request should contact Lizette B. Herraiz, Senior Vice President and General Counsel, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Nominating Committee charter is available on the Company’s website, www.strategiceducation.com.
The Board has determined that all of the members of the Nominating Committee are independent, as independence is defined under the NASDAQ Listing Standards.
Under the Company’s Corporate Governance Principles, members of the Board are not permitted to be members of the board of directors of more than four (4) other public companies, excluding boards of directors of companies affiliated with the Company, without approval from the Nominating Committee. In addition, the CEO of the Company shall not be a member of the board of directors of more than two (2) public companies other than the Company, without prior approval from the Nominating Committee. Furthermore, Board members are required to give notification to the Chair of the Nominating Committee prior to accepting new public company directorships, to allow for a review of conflicts of interest and compliance with the above policy. The purpose of this policy is to ensure that directors are able to devote the necessary time and attention to matters pertaining to the Company.

The Corporate Governance Principles also require directors, following a significant change in his or her occupation, to notify the Nominating Committee of the change and tender a resignation. The Nominating Committee will then deliberate regarding the change in occupation and recommend to the Board whether to accept the director’s resignation. The tendered resignation is not effective unless and until it is accepted by the Board, and the Board believes that not every change in occupation will necessitate a director’s departure.
Attendance at Meetings and Director Independence
The Board of Directors met four times during 2021. Each director attended at least 75% of the meetings of the Board, as well as the meetings of the Board Committees on which he or she served as a member in 2021. At each regularly scheduled meeting of the Board, the non-management directors met in executive session. The Board’s Presiding Lead Director, which is currently Mr. Gilligan, presides at these executive sessions. Prior to April 27, 2021, Mr. Grusky was the Presiding Independent Director and presided over executive sessions. The Company encourages all incumbent directors and director nominees to attend each annual meeting of stockholders. All directors serving at the time attended last year’s annual meeting of stockholders. The Board of Directors consists of a majority of independent directors, as independence is defined under the NASDAQ Listing Standards. The Board of Directors has determined that all members of the Board of Directors, except for Messrs. Silberman, Gilligan, and McDonnell, are independent under these standards.
Code of Business Conduct
The Board of Directors adopted a Code of Business Conduct in February 2004, meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 and applicable NASDAQ requirements. The Code of Business Conduct was last amended on February 25, 2021, and includes, among other things, provisions prohibiting directors, officers and employees from: insider trading; investing in Company-based derivative securities, including options, warrants or similar rights whose value is derived from the value of an equity security; short selling or pledging the Company’s securities; and trading in the Company’s securities on a short-term basis. The Company will provide to any person without charge, upon request, a copy of such Code of Business Conduct. Persons wishing to make such a request should contact Lizette B. Herraiz, Senior Vice President and General Counsel, 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. In addition, the Code of Business Conduct is available on the corporate website, www.strategiceducation.com. In the event that the Company makes any amendment to, or grants any waiver from, a provision of the Code of Business Conduct that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, or certain other senior officers and requires disclosure under applicable SEC rules, the Company intends to disclose such amendment or waiver and the reasons for the amendment or waiver on the Company’s website, www.strategiceducation.com or, as required by NASDAQ, file a Current Report on Form 8-K with the SEC reporting the amendment or waiver.

Stockholder Communication with Directors
The Company has a process for stockholders to send communications to the Board of Directors. Any stockholder that wishes to communicate with the Board of Directors may do so by submitting correspondence in writing to the Board, in care of Lizette B. Herraiz, Corporate Secretary, Strategic Education, Inc., 2303 Dulles Station Blvd., Herndon, VA 20171, (703) 561-1600. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder — Board Communication.” All such letters must identify the author as a stockholder. All correspondence from stockholders that (i) beneficially own more than 5% of the Company’s common stock or (ii) have beneficially owned more than 1% of the Company’s common stock for at least one year will be forwarded to the Board without prior review. In addition, communications from all other stockholders will be reviewed by the Chief Executive Officer and the Secretary of the Company and will be forwarded to the Board as appropriate.
Section 16(a) Beneficial Ownership Reporting Compliance
The Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s directors, executive officers, and 10% stockholders to file reports of beneficial ownership of equity securities of the Company and to furnish copies of such reports to the Company. Based on a review of such reports, and upon written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2021, all such filing requirements were met with the exception of an initial Form 3, filed by the Company on behalf of Dr. McRobbie on August 10, 2021, which was filed one day outside of the 10 day window due to the Company’s delay in receiving filing codes after Dr. McRobbie was appointed to the Board.

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 1, 2022 (except as otherwise indicated), by each person known by management of the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company’s common stock, each of the Company’s directors, its Executive Chairman, Vice Chairman, CEO, and other named executive officers and all executive officers and directors as a group. The information presented in the table is based upon the most recent filings with the SEC by those persons or upon information otherwise provided by those persons to the Company. The percentages reflected in the table for each beneficial owner are calculated based on the number of shares of common stock outstanding as of March 1, 2022.
Name of Beneficial Owner	Common Stock Beneficially Owned(a)	Common Stock Issuable within 60 days	Total	Percentage Owned
Stockholders:
BlackRock, Inc.(b)(c)	3,837,161	—	3,837,161	15.3%
T. Rowe Price Associates, Inc.(b)(d)	3,155,258	—	3,155,258	12.6%
The Vanguard Group, Inc.(b)(e)	2,435,269	—	2,435,269	9.7%
Marshfield Associates, Inc.(b)(f)	1,940,830	—	1,940,830	7.8%
Inclusive Capital Partners, L.P.(g)	1,520,817	—	1,520,817	6.1%
Directors:		—
Robert S. Silberman	238,530	—	238,530	1.0%
J. Kevin Gilligan	6,609	—	6,609	*
Dr. Charlotte F. Beason	16,950	—	16,950	*
Rita D. Brogley	6,967	—	6,967	*
Dr. John T. Casteen, III	6,428	—	6,428	*
Nathaniel C. Fick	4,878	—	4,878	*
Robert R. Grusky	8,540	—	8,540	*
Jerry L. Johnson	1,721	—	1,721	*
Karl McDonnell	186,698	—	186,698	*
Dr. Michael A. McRobbie	1,326	—	1,326	*
William J. Slocum(g)	1,468	—	1,468	*
G. Thomas Waite, III	10,919	—	10,919	*
Named Executive Officers:
Daniel W. Jackson	65,231	—	65,231	*
Lizette B. Herraiz	38,401	—	38,401	*
Christa E. Hokenson	33,946	—	33,946	*
All Executive Officers and Directors (15 persons)	628,612	—	628,612	2.5%

*
represents amounts less than 1%

(a)
For directors and officers, the number of shares of common stock beneficially owned includes shares of restricted stock, which the holder is entitled to vote.

(b)
Based on information contained in filings of Schedule 13G or 13G/A with the SEC. Common stock beneficially owned represents shares held as of December 31, 2021 for Strategic Education, Inc.

(c)
The address of BlackRock, Inc. is: 55 East 52nd Street, New York, NY 10055.

(d)
These securities are owned by various individual and institutional investors including T. Rowe Price Mid-Cap Value Fund, Inc. (which owns 1,188,509 shares, representing 4.7% of the shares outstanding),

which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote securities. For purposes of the reporting requirement of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of T. Rowe Price Associates, Inc. is: 100 E. Pratt Street, Baltimore, MD 21202.
(e)
Vanguard Global Advisors, LLC (“VGA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 424 shares or less than 0.1% of the common stock outstanding of the Company. Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 7,201 shares or less than 0.1% of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings. The address of The Vanguard Group, Inc. is: 100 Vanguard Blvd., Malvern, PA 19355.

(f)
The address of Marshfield Associates, Inc. is: 21 Dupont Circle, NW, Suite 500, Washington, DC 20036

(g)
The securities reported herein are held by funds (the “In-Cap Funds”) managed by Inclusive Capital Partners, L.P., a Delaware limited partnership (“In-Cap”). Mr. Jeffrey W. Ubben (“Mr. Ubben”) indirectly controls In-Cap. The address of In-Cap and Mr. Ubben is: 1170 Gorgas Avenue, San Francisco, CA 94129. Mr. Slocum is a partner of In-Cap and is deemed to hold 1,468 shares for the benefit of In-Cap and the In-Cap funds. Mr. Slocum disclaims beneficial ownership over the shares beneficially owned by In-Cap.

EXECUTIVE COMPENSATION
The following discussion summarizes our executive compensation program for our named executive officers (“NEOs”). For 2021, our NEOs were:
NEO	Title
Robert S. Silberman	Executive Chairman
Karl McDonnell	Chief Executive Officer & Director
Daniel W. Jackson	Chief Financial Officer
Lizette B. Herraiz	General Counsel
Christa E. Hokenson	Chief Human Resources Officer &
Chief Diversity Officer
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
The Company’s executive compensation program is designed to drive performance and align the long-term interests of management and our stockholders. Academic quality is the cornerstone of this program, and ultimately advances all other key metrics. The Company’s policies on compensation, consistent with Department of Education regulations, seek to reward achievement of financial and non-financial goals, both of which are driven by the success of our academic programs.
In light of the ongoing impacts to the business of the COVID-19 pandemic, the Compensation Committee deliberated on whether adjustments to the compensation program, preset performance goals or incentive structures were warranted or prudent to ensure that executives remained incentivized to take actions that protect and create sustainable stockholder value. The Committee considered that the Company’s executive compensation program has been carefully designed over the years to incorporate key performance drivers and closely align the interests of executives with those of long-term stockholders, and ultimately decided against making any changes to the structure of the program, or adjustment to the 2021 financial targets due to the ongoing impacts of the COVID-19 pandemic.

The following chart highlights key policies and objectives behind the Company’s development, review, and approval of named executive officer compensation:
COMPENSATION OBJECTIVES
Align Interests	The Company seeks to align the perspectives of our executives and directors with those of our stockholders. It does so by adopting a compensation program that incentivizes the achievement of strategic goals that ultimately drive the creation of sustainable stockholder value, including student success, regulatory compliance, and financial performance. Each of these goals is advanced by a focus on academic quality and the student experience. The Company also aligns long-term interests of our Board members and named executive officers with those of our stockholders by setting requirements on share ownership for all Board members and named executive officers.
Attract and Retain Talent	The Company sets compensation at levels sufficient to attract and retain highly qualified and productive personnel, as well as reward executives for actions that create long-term stockholder value. There are three major components of overall compensation: salary, non-equity incentive compensation, and equity grants. In order to better pay for performance, the Compensation Committee generally establishes incentive compensation programs that comprise the majority of overall named executive officer compensation.
Pay for Performance	In making decisions on whether, and at what level, to fund non-equity incentive compensation each year, the Compensation Committee looks at whether the Company met certain performance objectives determined annually by the Board of Directors. These objectives consist of both quantitative financial metrics and non-financial measures. The Compensation Committee sets threshold, target, and maximum levels, which achieve a 50%, 100%, and 150% potential target payout, respectively, with reductions or increases corresponding to the percentage of target achieved between these ranges, for all quantitative metrics.

The Company increases value and accountability through the following best practices:
WHAT WE DO		WHAT WE DO NOT DO
✓	Limit discretion by setting clear quantitative metrics for non-equity incentive compensation, with target payouts as a percentage of base salary for all named executive officers	X	No compensation decisions for our NEOs without oversight of independent directors
✓	Establish Chief Executive Officer (“CEO”) target annual compensation that is at least 50% performance-based	X	No hedging or other investments in derivatives of the Company, and no margin purchases
✓	Include robust performance-based criteria for the vesting of equity grants to named executive officers	X	No pledging of Company securities
✓	Include double-trigger change in control vesting provisions for equity awards	X	No excise tax gross-ups upon or following a change in control
✓	Clawback incentive compensation based on restated financial statements or performance metrics, regardless of whether the restatement is for miscalculation or misconduct	X	No stock option re-pricing
✓	Use a representative and relevant peer group to guide compensation	X	No perquisites for our NEOs
✓	Set robust stock ownership guidelines	X	No executive pensions or supplemental executive retirement plan “SERP”
Compensation Policies and Objectives
In accordance with the Compensation Committee charter, the Company employs the following general policies in determining executive compensation:
•
The Company believes that compensation of the Company’s key executives should be sufficient to attract and retain highly qualified and productive personnel, as well as to enhance productivity and reward superior performance.

•
It is the policy of the Company that the three primary components of the Company’s compensation package for named executive officers (salary, non-equity incentive compensation, and equity grants) be considered in the aggregate. In other words, the total compensation of our executive officers should be appropriate to their contributions, and the amount of each component should take into account the size of their total compensation package, even if one individual component is larger or smaller than industry average.

•
Consistent with Department of Education regulations, the Company seeks to reward achievement of specific corporate goals by providing named executive officers with the opportunity to participate in a non-equity incentive compensation plan with specific, pre-defined corporate goals and target payouts as a percentage of salary, and equity compensation with a required vesting period and robust performance-based vesting criteria.

•
The Compensation Committee evaluates the extent to which the Company met certain performance objectives set annually by the Board to determine whether and/or at what level to pay non-equity incentive compensation. The Compensation Committee makes these assessments based on the Company’s annual financial statements, which are audited by the Company’s independent auditing firm, PricewaterhouseCoopers LLP. Each year, the corporate objectives used to determine incentive compensation eligibility for executives are chosen by the Board of Directors from criteria that were approved by the stockholders of the Company. The criteria used for 2021 were approved by stockholders at the 2018 Annual Meeting of Stockholders of the Company on November 6, 2018.

•
One of the Company’s guiding principles is that its officers and directors think like owners. To this end, the Company has a requirement that within three years of hiring or promotion executive officers own shares equal to the amounts shown in the table below.  When the Board increased the compensation of non-management directors, it also increased the required share ownership of non-management Directors, and those members of the Board of Directors must now own shares equal to 5x the cash portion of the annual retainer. The Board reviews compliance with this policy consistent with historic share ownership, market price fluctuations, and other factors.
Title	Required Share Ownership
Executive Chairman	5x Annual Salary
Chief Executive Officer	5x Annual Salary
Board of Directors	5x Cash Retainer
Executive Vice President	3x Annual Salary
Senior Vice President	2x Annual Salary

•
In determining compensation levels at the Company for 2021, the Compensation Committee compared executive compensation at the Company to that of immediate competitors in higher education, as well as other peers in the broader education industry similar in revenue, market capitalization, and growth profile. For 2021, those ten publicly traded companies were: Adtalem Global Education, Inc., Chegg, Inc., Graham Holdings, Grand Canyon Education, Inc., Houghton Mifflin, Stride, Inc. (formerly K12, Inc.), Laureate Education, Inc., Pearson PLC, Perdoceo Education Corporation, and Zovio Inc.

•
The Compensation Committee generally sets salary targets at the midpoint of comparable companies, and incentive compensation grants (both non-equity and stock-based) at or above the midpoint of comparable companies. This mix of compensation ensures that a greater proportion of executive pay is based on actual performance of the Company. If, in the Board’s judgment, the midpoint or upper quartile calculations of the comparable companies yield too high a compensation level, the Board will not match these levels, but instead will make reasoned judgments to establish the Company’s executive compensation at levels it deems more appropriate.

Stockholder Outreach
The Company values our stockholders’ opinions on the effectiveness of our compensation program. At the 2021 Annual Meeting of Stockholders, more than 96% of the votes cast were cast in favor of the advisory resolution to approve the 2020 compensation for the Company’s named executive officers. The Company believes this vote reflected overwhelming stockholder approval of the Company’s pay practices and the absence of any practices that stockholders consider problematic. Additionally, we enhance our compensation program based on stockholder feedback and expectations:
•
Engage stockholders to receive more and continuing feedback on our compensation program;

•
Utilize a non-equity incentive compensation plan for all NEOs, with target payouts designated as a percentage of base salary;

•
Include robust performance criteria for the vesting of all performance-based equity awards;

•
Provide transparency to the actual performance objectives established by the Board; and

•
Provide disclosures regarding the objectives and targets used to make determinations on compensation.

Throughout 2021, the Company continued our practice of year-round stockholder engagement related to business highlights and governance, and this engagement helps us better understand their perspectives on significant issues, including company performance and strategy, our compensation practices, and environmental, social, and governance topics. At various times during the year, we met with representatives from 65 different institutional investors, who collectively own approximately 10.6 million shares or 42% of the Company’s outstanding shares. The Compensation Committee values stockholder feedback provided through both the voting at the annual meeting of stockholders and stockholder outreach and will continue to consider stockholder feedback in the future.

Who Determines Compensation?
Each year, the Board of Directors sets a number of goals and objectives for the Company’s business, including both financial and non-financial criteria. From these Company goals and objectives, the Compensation Committee designates certain quantitative financial goals, as well as non-financial goals, to establish performance expectations associated with non-equity incentive compensation. For NEOs, in 2021 financial metrics made up 75% of non-equity incentive compensation, and non-financial yet strategic measures accounted for the remaining 25%. For each quantitative goal, the Compensation Committee set a target performance level that, if met, would result in a 100% target performance payout. If actual performance is above the target level, the performance payout is increased up to 150% of the target payout. The Compensation Committee also set threshold levels. If actual performance is below the target level but above the threshold level, non-equity incentive compensation is reduced to correspond to the percentage of target achieved. The Compensation Committee retains discretion to reduce such pay even further. As discussed further below in the “2021 Compensation Decisions” section, the Compensation Committee determined, based on the assessment of 2021 Company performance against the unadjusted preset goals, the non-equity incentive compensation payouts for 2021 to be 25% of target for named executive officers, with no discretionary adjustments made despite the continued impact of the pandemic on our business.
In accordance with the Compensation Committee charter, compensation for the Company’s Executive Chairman and its CEO is determined by the Compensation Committee, subject to approval of the Company’s Board of Directors (excluding the Executive Chairman and the CEO, who are also directors). In making its determination on Executive Chairman and CEO compensation, the Compensation Committee reviews a number of factors, including but not limited to:
•
The Company’s achievement of annual goals and objectives, both financial and non-financial measures, set by the full Board of Directors at the beginning of the year;

•
The long-term performance of the Company; and

•
CEO compensation levels at comparable companies.

For the other named executive officers, the Compensation Committee reviews, approves, and recommends to the full Board compensation based on:
•
Performance of the named executive officers in light of relevant goals and objectives approved by the Compensation Committee and the annual goals and objectives established by the Board;

•
Executive compensation levels at comparable companies; and

•
The recommendations of the Executive Chairman and the CEO.

The Executive Chairman and the CEO provide recommendations for named executive officer compensation (other than themselves) to the Compensation Committee based on a review and analysis of each officer’s performance and contributions to the Company. While the Compensation Committee considers all of these recommendations, the Compensation Committee independently evaluates the recommendations for purposes of making its final recommendations to the full Board.
The Compensation Committee meets in the beginning of each year to review financial performance, to determine non-equity incentive compensation for the prior fiscal year, to consider equity awards, and to set executive officer salaries for the next fiscal year. The Compensation Committee meets again during the year, as may be required, to address compensation and equity grant issues for new officers and directors, to make equity grants as long-term compensation, and to make other determinations or recommendations with respect to employee benefit plans and related matters.
Identification and Analysis of 2021 Compensation Programs
During 2021, the Company’s executive compensation program primarily included salaries, non-equity incentive compensation, and long-term compensation in the form of restricted stock awarded under the Company’s 2018 Equity Compensation Plan.
•
Salary:  Salaries for executives other than the Executive Chairman and the CEO are reviewed, approved, and recommended to the full Board annually by the Compensation Committee upon recommendation of the Executive Chairman and the CEO. The Executive Chairman and the CEO have employment agreements which include provisions regarding salary (see “Employment Agreements with Mr. Silberman and Mr. McDonnell” and “Potential Payments upon Termination or Change in Control” sections below) and are annually reviewed and approved by the Compensation Committee and the Board of Directors.
•
Non-Equity Incentive Compensation:  Non-equity incentive compensation for our named executive officers is determined each year by our Board of Directors upon the recommendation of the Compensation Committee. In determining whether and/or how much non-equity incentive compensation to recommend, the Compensation Committee determines whether, and to what extent, the Company has achieved its annual corporate objectives for the year, compares that achievement against specific, predetermined performance criteria, and calculates the payout relative to target.

As befits a company whose main operating assets are institutions of higher education holding the highest possible academic accreditation, these annual corporate objectives include non-financial goals and financial metrics. Of course, even if the Company achieves all of its non-financial and financial objectives in a given year, in the event of a breach of regulatory, legal, or ethical business standards, the Compensation Committee has the authority to eliminate the payment of non-equity incentive compensation for that year.
Although the Company’s stock price may fluctuate during the year, the Board strongly believes that management’s responsibility is to create an enduring increase in the long-term value of the Company. By achieving its annual corporate objectives, management will necessarily increase the long-term value of the Company and generate sustainable long-term increases in the value of our equity. Each year, the Board selects annual corporate objectives, which may include performance metrics approved by the stockholders of the Company for purposes of the Company’s equity and non-equity incentive compensation programs. For 2021, the objectives for the named executive officers were chosen based on performance metrics approved by stockholders at the 2018 Annual Meeting of Stockholders, as part of the 2018 Equity Compensation Plan, which amended and restated the 2015 Equity Compensation Plan. While the Board believes that each of the various annual corporate objectives is relevant to the determination of executive compensation, the achievement of any one annual corporate objective would not, in and of itself, result in a specific amount of non-equity incentive compensation being paid to our named executive officers. In establishing the performance targets, the Compensation Committee sets the targets at levels that are realistic, and not guaranteed to be achieved.
The target non-equity incentive compensation for both the Executive Chairman and the Chief Executive Officer is 125% of base salary, as set forth in their respective employment agreements. For 2021, the Compensation Committee set target non-equity incentive compensation for other executive officers based on its evaluation of expectations for the positions held and the executives’ ultimate ability to influence the outcomes desired. For the Chief Financial Officer, the Compensation Committee set target non-equity incentive compensation at 100% of base salary. For the General Counsel the target was set at 75% of base salary, and for the Chief Human Resources Officer the target was set at 50% of base salary.
See “Summary Compensation” and “2021 Compensation Decisions” for more information regarding non-equity incentive compensation for 2021.
•
Bonuses for Other Senior Executives:  Consistent with Department of Education regulations, the Company has established a bonus plan for senior executives who are not executive officers but who nevertheless meaningfully contribute to the success of the Company’s subsidiaries and the financial health of the Company. Such bonuses, both in cash and in equity, are determined each year by the Compensation Committee based on recommendations from the Executive Chairman and CEO. In determining whether and how much to recommend for such bonuses, the Compensation Committee determines whether and to what extent the Company has achieved its annual corporate objectives for the year, the individual contribution of each executive to such achievement, and other criteria, such as comparable market pay and retention priorities.

•
Equity-based Compensation Program:  As discussed above, the Company believes it should, subject to achievement of certain non-financial, financial, and individual objectives, make annual equity grants in order to retain, motivate, and align the interests of those key executive officers with stockholders.

Equity awards under this program are only made after the Compensation Committee and the full Board of Directors have completed their analysis of both corporate and individual performance described above. For our Chief Executive Officer, we believe that at least 50% of his target total annual compensation should be performance-based equity grants of restricted stock with at least a four-year cliff vest. Equity grants made in 2021 require both Strayer University and Capella University to maintain their accreditation, to remain in compliance with the 90/10 ratio, and to have a cohort default rate below the national average for proprietary institutions. The 90/10 ratio prohibits a proprietary institution from deriving more than 90% of revenues from Title IV funds. The Cohort Default Rate is the federally mandated measure of student defaults on Title IV loans based on a three-year cohort, and an institution may lose eligibility to participate in some or all Title IV programs if, for three consecutive fiscal years, 30% or more of its students default on payments. Setting the maximum at below the average for proprietary schools helps ensure continued eligibility for Title IV funds for Strayer University and Capella University, while at the same time recognizing industry or nationwide conditions that may cause the rates to fluctuate year-to-year. These additional, robust criteria therefore serve the multiple purposes of improving student success, ensuring regulatory compliance, and enhancing the intrinsic value of the Company for its stockholders.
We view our equity as very valuable and are reluctant to issue it. Consistent with this view, we only grant equity awards to employees and directors when we believe the Company is getting incremental value (in terms of their service and performance) in return.
Our restricted stock agreements with employees contain specific clawback provisions. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct associated with any financial reporting requirement and the employee at issue (i) engaged in that misconduct, (ii) knowingly failed to prevent the misconduct, (iii) or was grossly negligent in preventing the misconduct, the employee is required to reimburse the Company the amount of any payment received in respect of the award earned or accrued during the 12-month period following the filing of the financial document that contained information affected by the material noncompliance. In addition, if the Company is required to prepare an accounting restatement, then the employee must forfeit any cash or stock received in connection with the award if any amount of the award was based on the achievement of pre-established performance goals that were later determined, as a result of the accounting restatement, not to have been achieved.
•
Perquisites and Other Personal Benefits:  The Company does not offer any perquisites to its named executive officers.

•
Employment Agreements with Mr. Silberman and Mr. McDonnell:  Robert S. Silberman, the Company’s Executive Chairman, has an employment agreement with the Company which, prior to being amended, had an initial term of approximately three years (ending on December 31, 2004), and thereafter, automatically extended for successive one-year periods unless either the Company or Mr. Silberman provided timely notice to the contrary. Mr. Silberman’s employment agreement was amended on May 2, 2013, in connection with his transition from Chief Executive Officer to Executive Chairman, and then again on April 24, 2014. Under the agreement, as amended, Mr. Silberman’s initial term of employment was for six years (ending on May 2, 2019), and is renewable thereafter for one-year terms unless the Company or Mr. Silberman provides notice otherwise. The amended agreement provides for a base salary of not less than $665,000 per annum (subject to annual increases for at least cost of living adjustments). Mr. Silberman is also eligible to receive a target non-equity incentive compensation payment of at least 125% of base salary, for each of the fiscal years during which he is employed, upon meeting certain corporate and financial goals annually approved by the Board. In the event of Mr. Silberman’s termination without cause, the employment agreement provides for the lump sum payment of three years’ base salary, three years of medical benefits, and immediate accelerated vesting of all previously granted restricted stock unit and option awards. The employment agreement also provides for a double-trigger change of control termination clause, wherein if Mr. Silberman is either (i) terminated by the Company without cause within six months of the effective date of the change of control, or (ii) there occurs a material reduction in Mr. Silberman’s authority, function, duties, or responsibilities which causes Mr. Silberman’s resignation within six months of the change of control, he is entitled to the same payments and benefits as he would be entitled to in connection with any other termination without cause, plus a lump sum payment equal to three times the latest annual non-equity incentive compensation award paid to him prior to the termination. Mr. Silberman is not entitled to a gross-up payment for any excise taxes imposed on termination payments. The agreement also contains covenants restricting Mr. Silberman from competing with the Company for six years after his termination of employment and requiring Mr. Silberman to keep confidential the Company’s proprietary information.
The Company also entered into an employment agreement on May 2, 2013 with Karl McDonnell, in connection with his promotion to Chief Executive Officer, and amended that agreement on April 24, 2014. Under the employment agreement, as amended, Mr. McDonnell’s term of employment was six years (ending on May 2, 2019) and is renewable thereafter for one-year terms unless the Company or Mr. McDonnell provides notice otherwise. Under the agreement, Mr. McDonnell was given a base salary of $665,000 per annum (subject to annual increases for at least cost of living adjustments). Mr. McDonnell is also eligible to receive a target non-equity incentive compensation amount of 125% of base salary for each fiscal year during which he is employed, upon meeting certain corporate and financial goals annually approved by the Board. In addition, Mr. McDonnell’s employment agreement provides for an annual restricted share grant, conditioned upon applicable performance criteria as may be established by the Compensation Committee and with a four-year cliff vest, with a target grant date fair value equal to at least $2,000,000. Mr. McDonnell is not entitled to a gross-up payment for any excise taxes which may be imposed on termination payments, and his employment agreement contains severance and restrictive covenant provisions (including a double-trigger change of control termination clause), in line with the provisions set forth in Mr. Silberman’s employment agreement, discussed above.
•
Retirement Compensation Plans:  The Company maintains a retirement plan (the “401(k) Plan”) for its U.S.-based employees intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan is a defined contribution plan that covers eligible full-time and part-time U.S.-based employees of the Company who are at least 21 years of age. The Company, in its discretion, matches employee contributions up to a maximum authorized amount under the plan. In 2021, the Company matched 50% of employee deferrals up to a maximum of 3% of the employee’s annual salary. The Company offers this plan to enable and encourage its employees to save for their retirement in a tax advantageous way. For ANZ, the Company pays into a superannuation fund for each eligible employee. The Company also maintains an Employee Stock Purchase Plan (the “Employee Purchase Plan”). The purpose of the Employee Purchase Plan is to enable eligible full-time employees of the Company, through payroll deductions, to purchase shares of its common stock at a 10% discount from the prevailing market price from time to time. The Company offers this plan to encourage stock ownership by its employees. The Company does not currently provide executives with any supplemental or deferred retirement plans.

•
Deferred Compensation Arrangements:  Consistent with the Compensation Committee’s philosophy to pay for current performance, to promote equity and uniformity among employees, and to segregate our incentive compensation arrangements from our retirement arrangements in order to better align the interest of the Company’s executives with those of the Company’s shareholders, in February of 2019, the Board of Directors of the Company took action to terminate any remaining employee deferred compensation retirement arrangements maintained by the Company and Capella Education Company. This termination action impacted the Capella Education Company frozen deferred compensation retirement plan and certain legacy restricted stock unit arrangements considered to be deferred compensation. In accordance with tax requirements associated with this termination, all amounts previously deferred under the Company’s and Capella Education Company’s legacy deferred compensation arrangements were paid or settled between February 2020 and February 2021, unless earlier paid in accordance with their existing terms. The Compensation Committee has no present plans to implement similar deferred compensation arrangements for officers or employees in the future.

2021 Compensation Decisions
The compensation policies and objectives outlined above formed the basis for the Compensation Committee’s recommendation, and the Board’s determination, of 2021 compensation for our named executive officers. Each component, and the overall compensation package, for named executive officers reflected the Company’s philosophy of paying for performance based on corporate and personal achievements in 2021.
•
Salary:   Our named executive officers received salary increases of approximately 3% in 2021, consistent with the Board approved average merit based salary increases for the Company as a whole.

•
Non-equity Incentive Compensation:  At the start of each year, the Compensation Committee sets specific goals upon which it will evaluate non-equity incentive compensation in the upcoming year. These goals are comprised of financial objectives and non-financial measures. In 2021, for the named executive officers, the financial objectives account for 75% of the non-equity incentive compensation performance evaluation and the non-financial measures account for the remaining 25%. The Compensation Committee set a range of quantitative metrics for named executive officers which, if met, would yield a target payout of non-equity incentive compensation, a threshold level which would yield a payout at 50% of target, and a maximum level that would yield a payout at 150% of target. Actual performance between threshold, target, and maximum levels leads to a corresponding percentage of payout above or below the target. The non-financial measures comprise 25% of total target payout but if the average of the payout percentages calculated for each quantitative financial metric, up to the maximum goal, exceeds 100%, then meeting the non-financial measures will yield a payout equal to 25% of the total target payout multiplied by the average of the payout percentages calculated for the quantitative measures.

Target payout is 125% of base salary for the CEO and the Executive Chairman, 100% of base salary for the Chief Financial Officer, 75% for the General Counsel, and 50% for the Chief Human Resources Officer.
For 2021, the Compensation Committee set quantitative financial objectives for Revenue, Operating Income, and EPS (with each metric weighted equally at 25%). In addition, the Compensation Committee set non-financial objectives which comprise 25% of the total payout, including maintaining all regulatory, legal, and ethical standards and reducing average Title IV funding per student.
After the conclusion of the fiscal year, the Compensation Committee evaluated the achievement of both the quantitative metrics and the non-financial measures. The Compensation Committee determined that the Company did not achieve the Operating Income, EPS, or Revenue targets, and met the non-financial measures, and thus calculated the payout at 25% of target.
The chart below shows the 2021 breakdown of the performance metrics and the Compensation Committee’s calculations in making its pay-for-performance determinations for our NEOs:
Measure	Weight	Threshold 50% Payout	Target 100% Payout	Maximum 150% Payout	2021 Results	2021 Calculated % of Target	Weighted Payout %
Revenue (in thousands)	25%	$1,165,000	$1,175,000	$1,200,000	$1,132,123	0%	0%
Operating Income (in thousands)	25%	$184,000	$190,000	$201,000	$165,340	0%	0%
EPS	25%	$5.20	$5.40	$5.80	$4.82	0%	0%
Non-Financial	25%	—	—	—	Achieved	100%	25%
Total	100%						25%

Based on this information, coupled with the evaluation of individual performance during the course of the year, non-equity incentive compensation for the NEOs was as follows:
	Annual Target as a Percentage of Base Salary	2021 Target Award Opportunity	2021 Achievement %	2021 Actual Award	2021 Award as % of Base Salary
Robert S. Silberman	125%	$975,000	25%	$243,750	31%
Karl McDonnell	125%	$1,132,500	25%	$283,125	31%
Daniel W. Jackson	100%	$540,000	25%	$135,000	25%
Lizette B. Herraiz	75%	$343,500	25%	$85,875	19%
Christa E. Hokenson	50%	$219,000	25%	$54,750	13%

•
Equity-based Compensation:  The Company views its equity as very valuable, and is reluctant to issue it, given the dilutive effect on existing stockholders. The Compensation Committee determines whether and to what extent the NEOs receive grants based on the NEOs’ contributions towards achievement of corporate goals, coupled with the Company’s desire to retain, motivate, and align the interests of NEOs with stockholders’ interest.

In February 2021, the Compensation Committee and Board evaluated the achievement of the previous fiscal year’s goals, as well as each executive officer’s individual contributions thereto, in making determinations on executive officer long-term incentive equity grants. Messrs. McDonnell and Silberman were each awarded a performance-based restricted share equity grant with a grant date fair value of $5,000,000. These awards were based on the operating successes of 2020, including exemplary stewardship of the Company through the COVID pandemic, and the successful acquisition of ANZ which the Board believes will bring long-term value to stockholders. The restricted shares have a 4-year cliff vest, and contain robust performance measures as described below.
Also in February 2021, Mr. Jackson received a performance-based restricted share equity grant with a grant date fair value of $1,000,000, and Ms. Herraiz and Ms. Hokenson each received a performance-based restricted share equity grant with a grant date fair value of $500,000.
Performance criteria related to the vesting of grants made to the named executive officers in 2021 included maintaining all required regulatory approvals and the regional accreditation of both Strayer University and Capella University, as well as (1) maintaining compliance with the 90/10 ratio for both Strayer University and Capella University, and (2) maintaining the cohort default rates of both Strayer University and Capella University below the national average of proprietary institutions, for each of the fiscals years from 2021 through 2024. The Compensation Committee believes that, while financial metrics are key drivers of short-term performance, the performance criteria underpinning performance-based equity are critical to ensure the long-term sustainability of the Company’s business model.
For the previous grants of restricted stock that vested in 2021, the Compensation Committee determined that the performance criteria had been met.

Recoupment Policy
The Company has adopted a Recoupment Policy that requires each executive officer, as so designated under Rule 3b-7 of the 1934 Act, to acknowledge and agree that any award, including all non-equity incentive compensation, or equity-based compensation, will be repaid should a “Triggering Event” occur. A Triggering Event is defined in the Recoupment Policy as a decision by the Audit Committee to effect an accounting restatement of the Company’s previously published financial statements caused by material noncompliance by the Company with any financial reporting requirement due to fraud, misconduct, negligence, or lack of sufficient oversight on the part of any executive officer, or a decision by the Compensation Committee that one or more performance metrics used for determining previously paid incentive compensation was incorrectly calculated and, if calculated correctly, would have resulted in a lower payment to one or more executive officers.
No Hedging, Pledging or Short Sales Transactions Permitted
The Company’s Code of Business Conduct prohibits all officers, directors, trustees and other persons designated by the Audit Committee from engaging in hedging transactions designed to offset decreases in the market value of the Company’s securities or otherwise investing in options, warrants, stock appreciation rights, put or call option contracts, straddles or similar rights relating to the Company’s securities. In addition, the Code of Business Conduct prohibits such persons from pledging any Company securities as collateral for a loan, engaging in short sales of Company securities, or purchasing the Company’s securities on margin.
Impact of Tax and Accounting Treatment
Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations (“Section 162(m)), no deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its “named executive officers” — defined as the chief executive officer, chief financial officer and the three other highest compensated executive officers (except for certain compensation that is “grandfathered” in accordance with the Tax Cuts and Jobs Act of 2017). Prior to the passage of the Tax Cuts and Jobs Act of 2017, however, there was no limitation under Section 162(m) on the deductibility of “qualified performance-based compensation.” The Company intends to continue its practice of making a large percentage of named executive officer compensation performance-based, despite the fact that such amounts above $1 million will no longer be tax deductible.

Summary Compensation Table
The following table sets forth all compensation awarded to the Company’s named executive officers for the fiscal years ended December 31, 2019, 2020, and 2021:
	Year	Salary	Non-Equity Incentive Plan Compensation(a)	Stock Awards(b)	All Other Compensation(c)	Total
Robert S. Silberman, Executive Chairman	2021	$780,000	$243,750	$5,000,000	$8,700	$6,032,450
	2020	$754,000	$628,402	$3,000,000	$8,550	$4,390,952
	2019	$720,000	$1,350,000	$5,000,000	$2,268	$7,072,268
Karl McDonnell, Chief Executive Officer & Director	2021	$906,000	$283,125	$5,000,000	$8,700	$6,197,825
	2020	$880,000	$733,413	$3,000,000	$—	$4,613,413
	2019	$840,000	$1,575,000	$5,000,000	$2,025	$7,417,025
Daniel W. Jackson, Executive Vice President & Chief Financial Officer	2021	$540,000	$135,000	$1,000,000	$8,700	$1,683,700
	2020	$525,000	$350,038	$1,000,000	$8,550	$1,883,588
	2019	$500,000	$750,000	$1,000,000	$4,200	$2,254,200
Lizette B. Herraiz, Senior Vice President & General Counsel	2021	$458,000	$85,875	$500,000	$8,700	$1,052,575
	2020	$445,000	$222,524	$400,000	$8,550	$1,076,074
	2019	$415,000	$466,875	$250,000	$4,200	$1,136,075
Christa E. Hokenson, Senior Vice President, Chief Human Resources Officer & Chief Diversity Officer	2021	$438,000	$54,750	$500,000	$8,700	$1,001,450

(a)
The Non-Equity Incentive compensation reported in this column was earned in fiscal years 2021, 2020, and 2019 and paid in fiscal years 2022, 2021, and 2020, respectively. See “Non-Equity Incentive Compensation” discussion above for additional detail.

(b)
The amounts shown in the column above reflect the grant date fair value determined based on the closing price of the Company’s stock on the grant date in accordance with FASB ASC Topic 718. The value of any dividends paid by the Company is assumed to be included in the grant date fair value of each award.

(c)
All Other Compensation for each named executive officer represents the Company’s matching contribution to the Company’s 401(k) plan.

Grants of Plan-Based Awards
The following table sets forth grants of plan-based awards to the Company’s named executive officers for the fiscal year ended December 31, 2021.
		Estimated future payouts under non-equity incentive plan awards			All Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)	Vesting Date
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Robert S. Silberman, Executive Chairman	2/25/21				55,267(a)	5,000,000	2/25/25
	—	487,500	975,000	1,462,500
Karl McDonnell, Chief Executive Officer & Director	2/25/21				55,267(a)	5,000,000	2/25/25
	—	566,250	1,132,500	1,698,750
Daniel W. Jackson, Executive Vice President & Chief Financial Officer	2/25/21				11,054(a)	1,000,000	2/25/25
	—	270,000	540,000	810,000
Lizette B. Herraiz, Senior Vice President & General Counsel	2/25/21				5,527(a)	500,000	2/25/25
	—	171,750	343,500	515,250
Christa E. Hokenson, Senior Vice President & Chief Human Resources Officer & Chief Diversity Officer	2/25/21
	—	109,500	219,000	328,500	5,527(a)	500,000	2/25/25

(a)
These awards of restricted stock vest 100% on February 25, 2025, subject to satisfaction of certain performance criteria as discussed in “Equity-based Compensation.” The closing price of the Company’s common stock was $90.47 on the grant date of these awards.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth outstanding stock awards of the Company’s named executive officers as of December 31, 2021. There were no outstanding option awards held by the Company’s named executive officers as of December 31, 2021.
Name	Restricted Stock/ Restricted Stock Unit Award Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Stock at 12/31/21 That Have Not Vested ($)	Restricted Stock Vesting Date
Robert S. Silberman, Executive Chairman	2/13/18	32,971 (a)	1,907,000	2/13/22
	2/27/19	39,352(b)	2,276,000	2/27/23
	2/27/20	20,518 (c)	1,187,000	2/27/24
	2/25/21	55,267(d)	3,197,000	2/25/25
Karl McDonnell, Chief Executive Officer & Director	2/13/18	32,971 (a)	1,907,000	2/13/22
	2/27/19	39,352(b)	2,276,000	2/27/23
	2/27/20	20,518 (c)	1,187,000	2/27/24
	2/25/21	55,267(d)	3,197,000	2/25/25
Daniel W. Jackson, Executive Vice President & Chief Financial Officer	2/13/18	10,990 (a)	636,000	2/13/22
	2/27/19	7,871(b)	455,000	2/27/23
	2/27/20	6,840 (c)	396,000	2/27/24
	2/25/21	11,054(d)	639,000	2/25/25
Lizette B. Herraiz, Senior Vice President & General Counsel	2/13/18	10,990 (a)	636,000	2/13/22
	2/27/19	1,968(b)	114,000	2/27/23
	2/27/20	2,736 (c)	158,000	2/27/24
	2/25/21	5,527(d)	320,000	2/25/25
Christa E. Hokenson, Senior Vice President & Chief Human Resources Officer & Chief Diversity Officer	7/31/18	4,243 (e)	245,000	7/31/22
	2/27/19	1,575(b)	91,000	2/27/23
	2/27/20	3,420 (c)	198,000	2/27/24
	2/25/21	5,527(d)	320,000	2/25/25

(a)
These awards of restricted stock vested 100% on February 13, 2022, upon the satisfaction of certain performance criteria. The Company’s closing price of common stock was $90.99 on the grant date of these awards.

(b)
These awards of restricted stock vest 100% on February 27, 2023, subject to the satisfaction of certain performance criteria. The Company’s closing price of common stock was $127.06 on the grant date of these awards.

(c)
These awards of restricted stock vest 100% on February 27, 2024, subject to the satisfaction of certain performance criteria. The Company’s closing price of common stock was $146.22 on the grant date of these awards.

(d)
These awards of restricted stock vest 100% on February 25, 2025, upon the satisfaction of certain performance criteria. The Company’s closing price of common stock was $90.47 on the grant date of these awards.

(e)
This award of restricted stock vests 100% on July 31, 2022. The Company’s closing price of common stock was $117.84 on the grant date of this award.

Options Exercised and Restricted Stock Vested
The following table sets forth the shares of restricted stock that vested during the fiscal year ended December 31, 2021 for each of the named executive officers and the value realized upon the vesting of such shares. None of the named executive officers exercised options during the fiscal year ended December 31, 2021.
Name	Number of Shares Acquired On Vesting (#)	Realized Value On Vesting ($)
Robert S. Silberman, Executive Chairman	—	—
Karl McDonnell, Chief Executive Officer & Director	18,369	1,734,217
Daniel W. Jackson, Executive Vice President & Chief Financial Officer	12,246	1,156,145
Lizette B. Herraiz, Senior Vice President & General Counsel	1,225	115,652
Christa E. Hokenson, Senior Vice President & Chief Human Resources Officer & Chief Diversity Officer	—	—
Potential Payments upon Termination or Change in Control
In 2021, Mr. Silberman and Mr. McDonnell were the only named executive officers with employment contracts, and both agreements provide for a double-trigger change of control termination clause. In the event that Mr. Silberman is terminated by the Company without cause, he is entitled to receive a lump sum payment of three years’ salary, which would currently total approximately $2.3 million, and all restricted stock awards previously granted to him shall immediately vest. If Mr. Silberman is terminated without cause within six months of a change of control, or there occurs a material reduction in his authority, function, duties, or responsibilities which causes his resignation within six months of a change of control, Mr. Silberman is entitled to receive a lump sum payment of three times his annual base salary plus three times his latest previous annual non-equity incentive compensation award actually paid. (A change of control is defined in the contract as the acquisition of more than 50% of the voting stock of the Company or the acquisition of combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, completion of a merger or other business combination resulting in a change in control of more than 50% of the voting stock of the Company, election of a substantially different Board of Directors or approval by stockholders of a complete liquidation or dissolution of the Company.) Consistent with the agreement with Mr. Silberman in effect since 2001, Mr. Silberman is entitled to three years of medical benefits following a termination without cause (estimated cost of $45,000). Mr. Silberman is not entitled to a gross-up payment for any excise taxes which may be imposed on termination payments. The agreement also contains covenants restricting Mr. Silberman from competing with the Company for six years after his termination of employment and requiring Mr. Silberman to keep confidential the Company’s proprietary information.

In the event that Mr. McDonnell is terminated by the Company without cause, he is entitled to receive a lump sum payment of three years’ salary (which would currently total approximately $2.7 million), up to three years’ medical benefits, and all restricted stock awards shall immediately vest. If Mr. McDonnell is terminated without cause within six months of a change in control, or there occurs a material reduction in his authority, function, duties, or responsibilities which causes his resignation within six months of a change in control, Mr. McDonnell is entitled to the same payments and benefits as in any other termination without cause, plus three times his latest previous annual non-equity incentive compensation award actually paid. (A change in control is defined in the same manner as in Mr. Silberman’s employment agreement.) Mr. McDonnell is not entitled to a gross-up payment for any excise taxes which may be imposed on termination payments. The agreement also contains covenants restricting Mr. McDonnell from competing with the Company for six years after his termination of employment and requiring Mr. McDonnell to keep confidential the Company’s proprietary information.
All stock options and restricted stock awards made in 2013 and thereafter contain a double-trigger change in control vesting clause. That is, the options and awards vest in connection with a change in control only if such change in control results in (1) termination of employment by the Company without cause within six months of the effective date of the change in control; or (2) the occurrence of a material reduction in the officers’ authority, functions, duties, or responsibilities which causes the executives’ resignation from the Company within six months of the effective date of the change in control.
The value attributable to the accelerated vesting of stock-based awards resulting from a termination in connection with a change in control is set forth below, assuming the change of control occurred on December 31, 2021, when the closing price of the Company’s common stock was $57.84.
Name	Value Realized Upon Vesting Due to Change in Control with Termination ($)
Robert S. Silberman	8,567,000
Karl McDonnell	8,567,000
Daniel W. Jackson	2,126,000
Lizette B. Herraiz	1,228,000
Christa E. Hokenson	854,000

Securities Authorized for Issuance Under Equity Compensation Plans
Set forth in the table below is information pertaining to securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2021. There are options and restricted stock units but no warrants existing under these plans.
Equity Compensation Plan Information
as of December 31, 2021(1)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans previously approved by security holders
2018 Equity Compensation Plan which replaced the 2015 Equity Compensation Plan	—	$—	404,787
Equity compensation plans not previously approved by security holders(3)
Capella Education Company 2014 Equity Incentive Plan	20,787	$66.40	1,020,818
Capella Education Company 2005 Stock Incentive Plan	2,889	$57.39	—
Total	23,676	$65.30	1,425,605

(1)
Subsequent to grants made to certain senior level employees in February 2022 as part of the Company’s total compensation package, as of March 1, 2022, there are 630 shares available for issuance under the 2018 Equity Compensation Plan, and 911,465 shares available for issuance under the Capella Education Company 2014 Equity Incentive Plan. Additionally, as of March 1, 2022, there are 20,787 securities to be issued upon the exercise of outstanding options, with a weighted exercise price of $66.40 under the Capella Education Company 2014 Equity Incentive Plan, and 2,889 securities to be issued upon the exercise of outstanding options, with a weighted exercise price of $57.39 under the Capella Education Company 2005 Stock Incentive Plan, for a total of 23,676 securities to be issued upon the exercise of outstanding options, with a weighted exercise price of $65.30 and a weighted average term of 3.81 years. As of March 1, 2022, the number of restricted shares or units outstanding was 1,097,203, with a weighted average grant price of $81.70. Proposal 4 below seeks stockholder approval to amend the Company’s 2018 Equity Compensation Plan to allow the shares available for issuance under the Capella Education Company 2014 Equity Incentive Plan to be available for issuance under the Company’s 2018 Equity Compensation Plan.

(2)
The weighted average exercise price does not reflect shares that will be issued upon the vesting of outstanding restricted stock units.

(3)
In connection with the merger of the Company with Capella Education Company on August 1, 2018 (the “Merger”), the Capella Education Company 2014 Equity Incentive Plan and the Capella Education Company 2005 Stock Incentive Plan (collectively, the “Equity Plans”) were assumed by the Company. Under the Equity Plans, shares of the Company’s common stock may be issued upon the exercise or settlement of equity awards that were granted prior to the closing of the Merger or pursuant to awards granted after the closing of the Merger to legacy Capella Education Company employees under the Capella Education Company 2014 Equity Incentive Plan.

COMPENSATION COMMITTEE REPORT
The Company has established a standing Compensation Committee. During fiscal year 2021, since April 27, 2021, the Compensation Committee was composed of Ms. Brogley (Chair), and Messrs. Johnson and Waite. Prior to April 27, 2021, the Compensation Committee was comprised of Ms. Brogley (Chair), Dr. Casteen and Mr. Waite.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section with management and, based on the review and discussion, the Committee recommended to the Board to include this information in the Company’s Annual Report on Form 10-K and proxy statement.
Compensation Committee:
Rita D. Brogley, Chair
Jerry Johnson
G. Thomas Waite, III
AUDIT COMMITTEE REPORT
The Audit Committee of the Strategic Education, Inc. (the “Company”) Board of Directors is composed of three directors, Messrs. Fick (Chair), Slocum and Waite, all of whom are independent, as independence is defined under the NASDAQ Listing Standards and Rule 10A-3(b)(1) of the 1934 Act. Mr. Dallas, who retired from the Board in July of 2021, served on the Audit Committee prior to his retirement, and Mr. Johnson served on the Audit Committee until April of 2021. The Audit Committee operates under a written charter first adopted in 2001, which is currently reviewed annually, and which has periodically been revised by the Committee to reflect regulatory developments.
The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.
The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.
In connection with this responsibility, during 2021 the Audit Committee met and held discussions with management four times together with the independent registered public accounting firm. The Audit Committee reviewed and discussed the audited financial statements with management. At least quarterly, as a matter of practice, the Audit Committee, in addition to the agenda with all present, meets separately with management, internal audit, and PricewaterhouseCoopers LLP, and in executive session of itself. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and, independently with PricewaterhouseCoopers LLP. The Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
During the year 2021, management conducted the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and PricewaterhouseCoopers LLP at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC, as well as PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm (included in the Company’s Annual Report on Form 10-K). This report of

PricewaterhouseCoopers LLP related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting.
The Audit Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board regarding communications with the Audit Committee concerning the independence of PricewaterhouseCoopers LLP and has discussed with PricewaterhouseCoopers LLP its independence. PricewaterhouseCoopers LLP advised the Committee that there were no disagreements with management regarding the preparation of the Company’s financial statements or the conduct of the annual audit.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year 2021 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC, and that PricewaterhouseCoopers LLP be retained as the Company’s independent registered public accounting firm for the fiscal year 2022.
Audit Committee:
Nathaniel C. Fick, Chair
William J. Slocum
G. Thomas Waite, III
Certain Transactions with Related Parties
The Company had no transactions with related parties during the fiscal year ended December 31, 2021 that would need to be disclosed pursuant to Item 404 of Regulation S-K. The Company prohibits conflict of interest activities, which includes within that definition related party transactions, by any director or officer, or persons related thereto, unless specifically approved in advance and in writing by the General Counsel, CEO, and Audit Committee of the Board of Directors after full disclosure of all aspects of the activity. A conflict of interest is defined generally to include situations where a person (i) has a private interest that materially conflicts or interferes with the interests of the Company, (ii) has a material personal interest that will impair the person’s ability to perform his or her work objectively and effectively, or (iii) derives a material personal benefit as a result of the person performing services for the Company. Among the other circumstances that may be considered conflicts of interest, any engagement in a personal business transaction involving the Company for profit or gain will be considered a conflict of interest requiring advance approval under the Code of Business Conduct. The Company’s policy prohibiting conflict of interest activities is further described in the Code of Business Conduct.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of Mr. Karl McDonnell, our Chief Executive Officer (our “CEO”).
For 2021, our last completed fiscal year:
•
the annual total compensation of our median employee (other than our CEO) was $59,737 including the estimated value of such employee’s health and welfare benefits; and

•
the annual total compensation of our CEO was $6,211,379 including the estimated value of his health and welfare benefits.

Based on this information, for 2021 the ratio of the annual total compensation of Mr. McDonnell, our CEO, to the annual total compensation of our median employee was 104 to 1, which was determined as follows:
1.
We determined that, as of December 31, 2021, our employee population consisted of approximately 6,255 individuals, with 4,438 located in the United States and 1,817 located in other countries.

This population consisted of our full-time faculty, full-time non-faculty staff, part-time and adjunct faculty at Capella University, casual staff at ANZ active during 2021, and Federal Work Study employees at Capella University. For the employees located outside of the United States, compensation was converted to USD$ based on the average exchange rate for 2021.
a.
We did not include adjunct (and there are no part-time) faculty at Strayer University, because no such adjunct faculty were employed with us on December 31, 2021. Adjunct faculty at Strayer University provide services for a limited period of time during academic quarters, and no adjunct faculty were under contract on December 31, 2021.

2.
To identify the “median employee” from our employee population, we compared the total compensation of our employees during 2021 as reflected in our payroll records.

a.
In making this determination, we annualized the compensation of approximately 564 employees who were hired in 2021 but did not work for us for the entire fiscal year.

3.
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. We did not make any cost-of-living adjustments in identifying the “median employee”.

4.
Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, plus the estimated value of the median employee’s health and welfare benefits ($6,525), resulting in annual total compensation of $59,737.

5.
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of the “Summary Compensation Table,” set forth above, plus the estimated value of the CEO’s health and welfare benefits ($13,554).

Supplemental Ratio.   As noted above, we did not include adjunct faculty at Strayer University in determining our median employee because no such adjunct faculty were employed with us on December 31, 2021. We believe it is appropriate to present a supplemental calculation using the same methodology as above except that it also excludes Capella University adjunct and part-time faculty, Federal Work Study employees, and casual employees at ANZ. Capella University adjunct and part-time faculty, and Federal Work Study employees, provide services for a limited period of time during academic quarters, but contracts are structured such that they were technically employed on December 31, 2021. In addition, casual employees at ANZ are on contract but are not guaranteed work or pay at any given time during the year, and may receive assignments of short duration. Excluding Capella adjunct and part-time faculty, Capella Federal Work Study employees, and casual staff at ANZ, our total employee population was 4,280, and the annual total compensation of our median employee (other than our CEO) was $75,284, including the estimated value of such employee’s health and welfare benefits, resulting in a pay ratio calculation of 83 to 1.

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee and the Board of Directors have appointed PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. PricewaterhouseCoopers LLP and its predecessors have acted as the Company’s independent registered public accounting firm since 1993, and the current PricewaterhouseCoopers LLP lead auditor for the Company was appointed in 2018. Representatives of PricewaterhouseCoopers LLP are expected to attend the virtual Annual Meeting and will have an opportunity to make a statement if they desire. Although stockholder ratification of the appointment of auditors is not required as a technical matter, the appointment of PricewaterhouseCoopers LLP is being submitted for ratification as a matter of good corporate practice in order that the Audit Committee may take into consideration the views of stockholders on this matter. The ratification of the appointment of PricewaterhouseCoopers LLP requires the approval of a majority of the votes cast at the Annual Meeting.
The Board of Directors recommends a vote for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Principal Accounting Fees and Services
Set forth below are the services rendered and related fees billed by PricewaterhouseCoopers LLP for 2020 and 2021:
	2020	2021
Audit fees(1)	$3,070,000	$2,668,500
Audit-related fees(2)	58,000	—
Tax fees(3)	85,000	275,000
All other fees(4)	2,700	900
Total fees	$3,215,700	$2,944,400

(1)
Audit fees include fees for the annual audit of the consolidated financial statements, quarterly reviews of our interim financial statements, SEC registration statements, and other filings. The larger audit fees in 2020 are due to fees incurred in connection with the acquisition of Torrens University and associated assets in Australia and New Zealand.

(2)
Audit-related fees consisted of due diligence services.

(3)
Tax fees relate to professional services for tax compliance, advice, and planning services.

(4)
All other fees consisted of non-audit and accounting research services.

It is the Audit Committee’s policy to pre-approve all audit and non-audit related services provided by the Company’s independent registered public accounting firm. All of the services described above were pre-approved by the Company’s Audit Committee.

PROPOSAL 3
Advisory Vote on the Compensation of the Named Executive Officers
This proposal, commonly known as a “Say on Pay” proposal, allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s annual compensation to the named executive officers. Stockholders vote, on an advisory basis, to approve, reject or abstain from the compensation of our named executive officers. This vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed in this proxy statement.
As discussed in the Compensation Discussion and Analysis section of this proxy statement, the objectives of our compensation program are, among other things:
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To ensure compliance with applicable regulatory, legal and ethical business standards,

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To attract and retain highly qualified and productive individuals,

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To reward superior contribution to the long term performance of the Company, and

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To encourage officers and directors to think like owners and align their interests accordingly.

Your advisory vote will serve as an additional tool to guide the Board of Directors and the Compensation Committee in continuing to align the Company’s executive compensation with the best interests of the Company and its stockholders.
The affirmative vote of a majority of votes cast at the Annual Meeting is required for approval of this proposal. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
Although the final vote is advisory in nature and therefore is not binding on us, does not affect past executive compensation, and creates no additional fiduciary obligations, the Board and Compensation Committee intend to consider carefully the voting results of this proposal when making future compensation decisions for our named executive officers.
The Board of Directors believes that our compensation program achieves our objectives outlined above, and therefore recommends a vote “for” this proposal.
PROPOSAL 4
Approval of the First Amendment to the 2018 Strategic Education, Inc. Equity Compensation Plan
The stockholders are being asked to consider and vote upon a proposal to approve the First Amendment to the Strategic Education, Inc. 2018 Equity Compensation Plan, which we refer to as the “2018 Plan,” to increase the total number of shares of common stock issuable under the 2018 Plan by an amount equal to (i) the number of shares currently available for issuance under the Capella Education Company 2014 Equity Incentive Plan, which we refer to as the “Capella Plan,” plus (ii) any additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards under the Capella Plan. As mentioned above, in connection with the Merger, the Capella Plan was assumed by the Company. Under the terms of the Capella Plan, shares of the Company’s common stock may be issued upon the exercise or settlement of equity awards that were granted prior to the closing of the Merger or pursuant to awards granted after the closing of the Merger to legacy Capella Education Company employees. Since the closing of the Merger, and with the acquisition of ANZ, the Company’s workforce has more than doubled, and the Company has maintained both the 2018 Plan and the Capella Plan in order to grant equity-based incentive awards to Eligible Participants (as defined below). This amendment would consolidate the aggregate number of shares of common stock currently available to be granted as equity-based awards to Eligible Participants under one equity-based incentive plan and would make shares of common stock currently available to be granted only to legacy Capella Education Company employees under the Capella Plan available to be granted as equity-based awards to all Eligible Participants, simplifying plan administration and Company grant practices. The amendment will allow the Company to streamline its grant practices under the plans to incentivize its growing workforce to maintain the Company’s success and long-term growth and profitability. The amendment will also eliminate the practice of recycling shares when shares are deducted or delivered from payment of an award granted after the First Amendment effective date in connection with the Company’s tax withholding obligations, because, while the practice is expressly prohibited under the 2018 Plan, it is permitted under the Capella Plan (resulting in the recycling of approximately 40% of shares issued in respect of awards under the Capella Plan). If this amendment is approved, the aggregate number of shares of common stock available for issuance as equity-based awards to applicable employees, directors, consultants, and other service providers of the Company would not increase, and if this amendment is approved no further equity-based awards would be granted under the Capella Plan.
The Company is seeking approval of the First Amendment to the 2018 Plan to comply with NASDAQ stockholder approval requirements applicable to equity plans. On February 24, 2022, the Board of Directors approved the First Amendment to the 2018 Plan, subject to stockholder approval at this Annual Meeting upon the recommendation of the Compensation Committee. If approved by stockholders at the Annual Meeting, the First Amendment to the 2018 Plan will be effective as of the date of the Annual Meeting. You are urged to read this entire proposal and the First Amendment to the 2018 Plan, which is attached as Exhibit A to this proxy statement, as well as the complete text of the 2018 Plan, which is attached as Exhibit B to this proxy statement. We believe that the First Amendment to the 2018 Plan is necessary to be able to continue the Company’s integration efforts following the Merger, to harmonize incentive equity grant practices for legacy Capella Education Company employees, and thus recruit and retain key employees critical to our success and to align management with stockholders. We intend for the First Amendment to the 2018 Plan to accomplish these goals without increasing the aggregate number of shares of common stock available for issuance as equity-based awards to applicable employees, directors, consultants, and other service providers of the Company, and thus we believe that this proposal is in the best interests of our stockholders. If stockholders do not approve the First Amendment to the 2018 Plan, compensatory equity-based grants to employees, directors, and officers of the Company and its subsidiaries will continue to be made under both the 2018 Plan and the Capella Plan to the extent of the shares of stock available for issuance under each of the 2018 Plan and the Capella Plan, which for future grants totaled an estimated 912,095 shares as of March 1, 2022 (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards). As of March 1, 2022, 630 shares remain available for issuance under the 2018 Plan and 911,465 shares remain available for issuance under the Capella Plan.
The Board of Directors believes that the First Amendment to the 2018 Plan will enable us to continue to grant awards under the 2018 Plan and to discontinue granting awards under the Capella Plan and therefore continue to recruit and retain key employees critical to our success without dilution of existing interests, and therefore recommends a vote “for” this proposal.
Key Features of the 2018 Plan
As described below, the 2018 Plan generally provides for:
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the granting of options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date;

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a ten-year maximum term for options and stock appreciation rights, or an earlier date as may be fixed by the Committee and stated in the Award Agreement relating to an option or stock appreciation right;

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minimum vesting conditions on all but a de minimis amount of awards;

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no vesting in dividends or dividend equivalent rights paid on performance-based awards unless the underlying awards vest;

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no repricing of options or stock appreciation rights without stockholder approval;

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no recycling of shares when shares are deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations; and

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no reload or “evergreen” share replenishment features.

Summary of Material Terms of the 2018 Plan
The following summary of the material terms of the 2018 Plan is qualified in its entirety by reference to the complete text of the 2018 Plan, which is attached as Exhibit B to this Proxy Statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2018 Plan in their entirety.
Unless the context requires otherwise, references to the “Company” in the following summary refer solely to the Company and not to subsidiaries of the Company.
Purpose.   The 2018 Plan is intended to provide (i) incentive to eligible persons to stimulate their efforts toward the success of the Company and to operate and manage its business in a manner that will provide for the long-term growth and profitability of the Company and that will benefit the stockholders and other important stakeholders of the Company, including its employees and customers; and (ii) a means of recruiting, rewarding and retaining key personnel.
Eligible Participants.   Awards may be granted under the 2018 Plan to employees, officers, directors of the Company or its affiliates, or consultants or advisers (who are natural persons) currently providing direct services to the Company or its affiliates or any other individual whose participation in the 2018 Plan is determined to be in the best interests of the Company. As of the date hereof, the Company employs approximately 6,909 full-time employees, including approximately 98 Vice Presidents and senior executives, and approximately 2,566 adjunct faculty, although not all of them teach each quarter, all of whom are eligible to receive grants under the 2018 Plan. In addition, the ten non-employee directors of the Company or any of its subsidiaries or other affiliates are eligible to participate in the 2018 Plan. However, in relation to employee grants, the Company’s policy is to award equity grants only to employees in senior level positions.
The Company’s named executive officers and directors have an interest in this proposal due to their participation in the 2018 Plan. The Summary Compensation Table and the Grants of Plan-Based Awards Table set forth information with respect to equity awards previously granted to our named executive officers under the 2018 Plan. Additionally, please see “Director Compensation” for a description of our non-employee director compensation program and equity awards granted to our non-employee directors under the 2018 Plan.
Amendment Effective Date.   The First Amendment to the 2018 Plan will become effective as of the date of the Annual Meeting (the “Effective Date”), subject to stockholder approval of the First Amendment to the 2018 Plan.
Term.   The 2018 Plan will terminate automatically ten years after the Original Effective Date of the 2018 Plan (i.e., November 6, 2018), unless it is earlier terminated by the Board of Directors.
Administration.   The 2018 Plan generally will be administered by the Compensation Committee of the Board of Directors (the “Committee”), consisting of two or more directors of the Company. Each director will be required to qualify as an “independent director” under the NASDAQ Stock Market listing rules and a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act. The Committee initially will be the Compensation Committee and may be a subcommittee of the Compensation Committee that satisfies the foregoing requirements. The Committee may delegate to a designated officer the power and authority to grant awards to nonexecutive employees. In addition, for purposes of any award granted under the 2018 Plan that is intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, each member of the Committee will also be an “outside director” within the meaning of Section 162(m) of the Code.
The Board will retain the authority under the 2018 Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2018 Plan. Except where the authority to act on such matters is specifically reserved to the Board under the 2018 Plan or applicable law, the Committee and each other committee acting in accordance with the foregoing plan provisions (which will be the “Committee” as defined in the 2018 Plan) will have full power and authority to interpret and construe all terms of the 2018 Plan, any award or any award agreement, and to make all related determinations, including the power and authority to designate grantees of awards; determine the type or types of awards to be made to a grantee; determine the number of shares of stock or amount of cash subject to an award;

establish the terms and conditions of each award and any terms or conditions that may be necessary to qualify options and incentive stock options; prescribe the form of each award agreement; subject to limitations in the 2018 Plan (including the prohibition on repricing of options and stock appreciation rights without stockholder approval), amend, modify or supplement the terms of any outstanding award; and make substitute awards.
Amendment and Termination.   The Board will be authorized to amend, suspend or terminate the 2018 Plan as to any shares of stock as to which awards have not been made. Any amendment to the 2018 Plan, however, will be subject to receipt of the approval of the Company’s stockholders if stockholder approval of the amendment is required by any law or regulation or the listing rules of the NASDAQ Stock Market (or any other stock exchange on which the shares of stock are listed in the future), or to the extent determined by the Board. Stockholder approval will be required for any proposed amendment to the 2018 Plan provisions, described below, that generally require the exercise price of any such award to be at least equal to the fair market value of the shares of stock on the grant date.
Awards.   The following types of awards may be made under the 2018 Plan, subject to the limitations set forth in the plan: options, which may be either incentive stock options or nonqualified stock options; stock appreciation rights or “SARs”; restricted stock; deferred stock units; unrestricted stock; stock units; dividend equivalent rights; performance-based awards; annual cash profit shares; other equity-based awards; or cash.
An incentive stock option is an option that meets the requirements of Section 422 of the Code, and a nonqualified stock option is an option that does not meet those requirements. Restricted stock are shares of stock on which are imposed vesting restrictions that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A stock unit or deferred share unit is an award that represents a conditional right to receive shares of stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Performance based awards are awards of options, restricted stock, stock units, deferred stock units, SARs or cash made subject to the achievement of one or more pre-established performance goals over a performance period established by the Committee. An award of performance shares is a performance-based award representing a right or interest denominated or payable in shares of stock, valued by reference to the shares of stock, or otherwise based on or related to shares of stock that is made subject to the achievement of one or more pre-established performance goals over a performance period of up to ten years. Dividend equivalent rights are awards entitling the grantee to receive cash, shares, other awards under the 2018 Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. A SAR is a right to receive upon exercise, in the form of shares of stock, cash or a combination of shares of stock and cash, the excess of the fair market value of one share of stock on the exercise date over the strike price of the SAR. Unrestricted stock are shares of stock that are free of restrictions other than those imposed under federal or state securities laws.
The 2018 Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would otherwise apply under the 2018 Plan in the absence of the different terms and conditions in the award agreement.
Awards under the 2018 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2018 Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction to the Company or any of the Company’s affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.
Awards under the 2018 Plan that are granted to individuals who are not non-employee directors may not vest in full prior to the third anniversary of the grant date or vest in part prior to the first anniversary of the grant date, unless the Committee determines to accelerate vesting upon the occurrence of a specific event, such as a termination of a grantee’s employment or change in control or other corporate transaction; provided, that up to five percent of the maximum number of shares available for issuance to individuals who are not non-employee directors under the 2018 Plan may be granted without being subject to these minimum vesting restrictions. In addition, any dividends or dividend equivalent rights issued in connection with any award granted under the 2018 Plan will not be subject to or counted for the five percent limit.
The Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. Awards under the 2018 Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the Company or one of its subsidiaries or other affiliates.
Performance Measures.   The 2018 Plan authorizes the grant of awards subject in whole or in part on pre-established performance-based vesting conditions. The Committee may, pursuant to the 2018 Plan, establish performance goals based on any one or more of the following performance measures, including, but not limited to, net earnings or net income; operating earnings; pretax earnings; earnings per share of stock; total stockholder return; earnings before interest and taxes; earnings before interest, taxes, depreciation and/or amortization; earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following: stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation, and/or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; merger-related events; gain or loss related to investments; sales and use tax settlements; and gain on non-monetary transactions; revenue growth or targets; gross or operating margins; return measures, including return on assets, capital or investment; cash flow, including: operating cash flow; free cash flow; levered free cash flow; cash flow return on equity; and cash flow return on investment; productivity ratios; costs, reductions in costs, and cost control measures; expense targets; working capital targets; completion of acquisitions of businesses or companies; development of new lines of business or substantially expanding existing lines of business; completion of divestitures and asset sales; employee hiring, retention, and diversity; employee or customer satisfaction measurements; execution of contractual arrangements or satisfaction of contractual requirements or milestones; ratio of debt to stockholders’ equity; new campuses opened; regulatory approvals to operate in new states; maintenance of regional accreditation; compliance with Title IV regulations; sound financial, budgeting and operational practices; faculty hiring and development; curriculum and degree program development; student academic performance; information systems and technology; recruitment of foreign students; corporate partnerships and community college relations; any combination of any of the foregoing business criteria; and any other performance measures that the Committee determines.
Performance under any of the foregoing performance measures may be used to measure the performance of (i) the Company and its subsidiaries and other affiliates as a whole; (ii) the Company, any subsidiary, and/or any other affiliate or any combination thereof; or (iii) any one or more business units of the Company, any subsidiary, and/or any other affiliate, as the Committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee. The Committee may select performance under the performance measure of share price for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures. The Committee will establish the performance period, of up to ten (10) years, for performance-based awards. The Committee will have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines. The 2018 Plan identifies some conditions that the Committee may include or exclude in any evaluation or performance during a performance period. Such conditions may include the following: asset write-downs; litigation or claims, judgments or settlements; the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; any reorganization or restructuring events or programs; extraordinary, non-core, non-operating or non-recurring items; acquisitions or divestitures; foreign exchange gains and losses; impact of shares of stock purchased through repurchase programs; tax valuation allowance reversals; impairment expense; and environmental expense.
Clawback; Forfeiture.   Any award granted under the 2018 Plan will be subject to mandatory repayment by the grantee to the Company to the extent the grantee is, or in the future becomes, subject to any Company clawback or recoupment policy or any law, rule or regulation that imposes mandatory recoupment.

In addition, the Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligation with respect to the Company or any affiliate, Company or affiliate policy or procedure, other agreement or any other obligation of the grantee to the Company or any affiliate, to the extent specified in such award agreement. The Committee may annul an outstanding vested award if the grantee is an employee and is terminated for “Cause” as defined in the 2018 Plan or the applicable award agreement or for “cause” as defined in any other agreement between the Company or any affiliate and the grantee, as applicable.
Shares Available for Issuance.   Subject to adjustment as provided in the 2018 Plan, if the First Amendment to the 2018 Plan is approved, the maximum number of shares of stock that will be available for issuance under the 2018 Plan will equal 912,095 shares (which is comprised of 630 shares available for issuance under the 2018 Plan; 911,465 shares available for issuance under the Capella Plan; plus shares representing the shares of stock subject to outstanding awards under the 2018 Plan and Capella Plan as of the Effective Date that thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares).
The foregoing number of shares of stock available for issuance under the 2018 Plan will be increased by the number of shares of stock subject to (i) awards previously granted under a compensatory plan by another business entity and assumed by the Company in connection with a merger, reorganization, separation or other transaction which involves the other business entity and to which Section 424(a) of the Code applies, and (ii) awards under the 2018 Plan granted in substitution for such assumed awards. Further, subject to applicable NASDAQ Stock Market listing rules, shares available for issuance under a stockholder-approved plan of a business entity that is a party to one of the foregoing types of transactions (adjusted as necessary to reflect the transaction) may be used for awards under the 2018 Plan and will not reduce the number of shares otherwise available for issuance under the 2018 Plan.
Shares subject to an award granted under the 2018 Plan will be counted against the maximum number of shares of stock available for issuance under the plan as one share for every one share of stock subject to such an award. Shares subject to an award granted under the 2018 Plan will again become available for issuance under the 2018 Plan if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (except as set forth below).
The number of shares available for issuance under the 2018 Plan will not be increased by the number of shares tendered or withheld or subject to an award (i) surrendered in connection with the purchase of shares upon exercise of an option; (ii) deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations; (iii) purchased by the Company with proceeds from option exercises; or (iv) subject to a SAR that is settled in shares of stock that were not issued upon the net settlement of the SAR.
The 2018 Plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act: the maximum number of shares of stock subject to options or SARs that may be granted under the 2018 Plan in a calendar year to any person eligible for an award will be 110,000 shares, provided that the maximum number of shares subject to options or SARs that may be granted under the 2018 Plan to any person eligible for an award in the year the person is first employed by the Company is 220,000 shares; the maximum number of shares of stock that may be granted under the 2018 Plan, other than pursuant to stock options or SARs, in a calendar year to any person eligible for an award will be 110,000 shares, provided that the maximum number of shares subject to award other than options or SARs that may be granted under the 2018 Plan to any person eligible for an award in the year the person is first employed by the Company is 220,000 shares; the maximum amount that may be granted as an annual cash profit share (whether or not cash-settled) to any person eligible for an award will be $5,500,000 in a calendar year and the maximum amount that may be paid as a cash-denominated performance award for a performance period greater than one-year to any person eligible for an award will be $22,000,000 in a calendar year, and the maximum grant date fair value of any award that may be granted to non-employee directors is $750,000.

The maximum number of shares of stock available for issuance pursuant to incentive stock options granted under the 2018 Plan will be the same as the number of shares of stock available for issuance under the 2018 Plan.
The number and kinds of shares for which awards may be made under the 2018 Plan, including the share limits described above, will be adjusted proportionately and accordingly by the Committee if the number of outstanding shares of stock is increased or decreased or the shares of stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of stock effected without receipt of consideration by the Company.
Shares of stock to be issued under the 2018 Plan will be authorized and unissued shares or, to the extent permitted under applicable laws, treasury shares.
On March 3, 2022, the closing price of a share of stock as reported on the NASDAQ Stock Market was $58.80 per share.
Fair Market Value Determination.   Generally, for so long as the shares of stock remain listed on the NASDAQ Stock Market, the fair market value of a share of stock on an award grant date, or on any other date for which fair market value is required to be established under the 2018 Plan, will be the closing price of the shares of stock as reported on the NASDAQ Stock Market on such date. If there is no reported closing price on such date, the fair market value of the shares of stock will be the closing price of the shares of stock on the next preceding date on which any sale of shares of stock will have been reported on the NASDAQ Stock Market.
If the shares of stock cease to be listed on the NASDAQ Stock Market and are listed on another established national or regional stock exchange or traded on another established securities market, fair market value will generally similarly be determined by reference to the closing price of the shares of stock on the applicable date as reported on such other stock exchange or established securities market.
If the shares of stock cease to be listed on the NASDAQ Stock Market or another established national or regional stock exchange or traded on another established securities market, the Committee will determine the fair market value of the shares of stock by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.
Stock options.   An option granted under the 2018 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2018 Plan. No option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a Ten Percent Stockholder (as defined in the 2018 Plan). The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service.
The exercise price per share of each option granted under the 2018 Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a Ten Percent Stockholder, of the fair market value of a share of stock on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an affiliate or with which the Company or an affiliate has combined or will combine.
The aggregate fair market value of shares of stock determined on the option grant date with respect to which incentive stock options are exercisable for the first time during any calendar year may not exceed $100,000.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without stockholder approval: (i) amend the terms of outstanding options to reduce the exercise price of such outstanding option; (ii) cancel outstanding options in exchange for or substitution of options with an exercise price that is less than the exercise price of the original options; or (iii) cancel outstanding options with an exercise price above the current fair market value in exchange for cash or other securities, in each case, unless such action would not be deemed to be a re-pricing under the rules of any stock exchange or securities market on which the stock is listed or publicly traded.
Payment of the exercise price for shares purchased upon the exercise of an option may be made in cash or cash equivalents acceptable to the Company, and in such forms as are approved by the Committee, including shares of stock and net issuance.
Options will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a nonqualified stock option may be transferred to certain family members of the grantee by gift or other transfers deemed “not for value.”
Restricted Stock, Stock Units and Deferred Stock Units.   Subject to the provisions of the 2018 Plan, the Committee will determine the terms and conditions of each award of restricted stock, stock units and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Grantees of stock units and deferred stock units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units.
The Committee may subject dividends and dividend equivalent rights paid on time-vested awards of restricted stock, stock units and deferred stock units to such forfeiture and repayment obligations if the underlying awards are forfeited before they vest. Grantees will be required to forfeit and repay to the Company any dividends and dividend equivalent rights paid if the underlying awards do not vest.
Restricted stock, stock units, and deferred stock units may vest solely by the passage of time and/or pursuant to achievement of performance goals. The restrictions and the restricted period may differ with respect to each grantee of an award of restricted stock, stock units or deferred stock units. An award will be subject to forfeiture if events specified by the Committee occur before the lapse of the restrictions. Awards of restricted stock, stock units, and deferred stock units will be nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.
Dividend Equivalent Rights.   The Committee will be authorized to grant rights to dividend equivalents to a grantee in connection with an award under the 2018 Plan, or without regard to any other award, except that no dividend equivalent right may be granted in connection with, or related to an option or SAR. Dividend equivalent rights will entitle the grantee to receive cash, shares of stock, other awards or other property equal in value to dividends or other period payments paid or made with respect to a specified number of shares of stock. The terms and conditions of awards of dividend equivalent rights will be specified in the applicable award agreement.
Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the shares of stock on the reinvestment date. Dividend equivalent rights may be settled in cash or shares of stock or a combination thereof, in a single installment or in multiple installments, as determined by the Committee.
A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions that are different from the terms and conditions of the other award, except that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award that vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved and the underlying award vests.
Dividend equivalents will be nontransferable except for transfers by will or the laws of descent and distribution.
Performance Shares, Annual Cash Profit Shares, and Other Performance-Based Awards.
The Committee may award performance shares, annual cash profit shares, and other performance-based awards in such amounts and upon such terms as the Committee may determine. Each grant of a performance-based award will have an initial cash value or an actual or target number of shares of stock that is established by the Committee at the time of grant. The Committee may set performance goals in its discretion that, depending on the extent to which they are met, will determine the value and/or number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described above. The Committee will establish the performance periods for performance-based awards.
Performance-based awards may be payable in cash or shares of stock, or a combination thereof, as determined by the Committee.
Stock Appreciation Rights.
SARs may be granted in conjunction with all or a part of any option or other award granted under the 2018 Plan, or without regard to any option or other award. The Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR.
Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance measures described above or to such other terms and conditions as the Committee may impose.
Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of stock on the exercise date over the strike price of the SAR, as determined by the Committee. The strike price of a SAR may not be less than the fair market value of a share of stock on the grant date.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), share split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without stockholder approval: (i) amend the terms of outstanding SARs to reduce the SAR exercise price of such outstanding SARs; (ii) cancel outstanding SARs in exchange for or substitution of SARs with an exercise price that is less than the exercise price of the original SARs; or (iii) cancel outstanding SARs with an exercise price above the current fair market value in exchange for cash or other securities, in each case, unless such action would not be deemed to be a repricing under the rules of any stock exchange or securities market on which the stock is listed or publicly traded.
SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed “not for value.”
Effect of Certain Corporate Transactions; Adjustments for Stock Dividends and Similar Events.
The 2018 Plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions, including transactions that would be deemed to constitute a Change in Control of the Company within the meaning of the 2018 Plan, as described below, which we refer to as a “Change in Control.” The provisions of the 2018 Plan governing such transactions will apply unless a different treatment of the applicable award is specified in the applicable award agreement at the time of grant, in another agreement with the grantee of the award, or in another writing.
Change in Capitalization.   The Committee may adjust the terms of outstanding awards under the 2018 Plan to preserve the proportionate interests of the holders in such awards on account of any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs. In addition, the Committee may adjust the vesting conditions, including any applicable performance measures associated with outstanding awards, as the Committee deems appropriate to prevent dilution or enlargement of the payments or benefits provided under any award.
Reorganization not Constituting a Change in Control.   If the Company is the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities that does not constitute a Change in Control, any award will be adjusted to pertain to the securities to which a holder of the number of common stock subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and stock appreciation rights so that the aggregate price per share of each option or SAR thereafter shall be the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance-based awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of shares of stock subject to such performance awards would have been entitled to receive following such transaction.
Change in Control in which Awards are not Assumed.   Except as otherwise provided in an award agreement or in another agreement with the grantee, upon the occurrence of a Change in Control, the following provisions will apply to awards that are not assumed or continued in connection with such Change in Control. Except with respect to performance-based awards granted after a Change in Control, the following will occur: all outstanding awards of restricted stock, stock units, deferred stock units and dividend equivalent rights will be deemed to have vested and all shares of stock and/or cash subject to such award shall be delivered.
Either of the following two (2) actions shall be taken:
•
At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all options and SARs outstanding shall become immediately exercisable and remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (b) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

•
The Committee may elect, in its sole discretion, to cancel any outstanding award of options, SARs, restricted stock, stock units, deferred stock units, and/or dividend equivalent rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of restricted stock, stock units, deferred stock units, and dividend equivalent rights (for shares of stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of stock pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares of stock subject to the option or SAR, multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of stock pursuant to such transaction exceeds (II) the option price or SAR Price applicable to such options or SARs.
The Committee may elect to cancel any outstanding awards of options, SARs, restricted stock, stock units, deferred stock units and/or dividend equivalent rights and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the Committee), (i) in the case of restricted stock, stock units, deferred stock units and dividend equivalent rights (for shares of stock subject to such awards), equal to the price per share paid to holders of shares of stock pursuant to the corporate transaction and (ii) in the case of options or SARs, equal to the product of the number of shares of stock subject to such options or SARs multiplied by the amount, if any, by which (a) the price per share paid to holders of shares of stock pursuant to the corporate transaction exceeds (b) the option exercise price or SAR strike price applicable to such awards.
For performance-based awards (i) if less than half of the performance period has lapsed, the awards will be treated as though target performance has been achieved, (ii) if at least half of the performance period has lapsed, actual performance to date will be determined as of a date reasonably proximal to the date of the consummation of the Change in Control and that level of performance will be treated as achieved immediately prior to the Change in Control, and (iii) if actual performance is not determinable, the awards will be treated as though target performance has been achieved. Awards that arise out of this treatment of performance-based awards in a Change in Control will be settled under the Change in Control provisions above for the applicable award type.
Other equity-based awards will be governed by the terms of the applicable award agreement.
Change in Control in which Awards are Assumed.   Except as otherwise provided in an award agreement or in another agreement with the grantee, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, stock units, deferred stock units, dividend equivalent rights or other equity-based awards are assumed or continued, the 2018 Plan and the awards (to the extent the awards are assumed or continued) will continue in the manner and under the terms specified in any writing providing for assumption or continuation of such awards, which may specify the substitution for such awards of new stock options, SARs, restricted stock, deferred stock units, unrestricted stock, dividend equivalent rights, or other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares subject to the original awards (disregarding any consideration that is not common stock) and exercise prices of options and SARs. In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Change in Control and his employment is terminated without Cause within six (6) months following the consummation of such Change in Control, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one (1)-year period immediately following such termination or for such longer period as the Committee shall determine.
For any awards subject to performance-based vesting conditions, the Committee may modify any existing performance measures for any open performance period to reflect the Change in Control, or the Committee may deem any performance measures for any open performance period achieved at target, maximum, or actual performance (determined in the Committee’s discretion), with any awards continued following the Change in Control subject solely to time-based vesting conditions.
Definition of Change in Control.   The 2018 Plan defines a “Change in Control” to mean:
(i)
any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becoming the beneficial owner (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii), or (iv) of this section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
(iii)
a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in subsection (i), above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(iv)
a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the 2018 Plan for purposes of payment of the award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
Federal Income Tax Consequences.   The following summarizes the federal income tax consequences of awards that may be granted under the 2018 Plan.
Incentive Stock options.   An optionholder will not realize taxable income upon the grant of an incentive stock option under the 2018 Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive stock option. An optionholder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder’s death or disability, if an option is exercised more than three months after the optionholder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below.
If an optionholder sells the shares of stock acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying disposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an optionholder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an optionholder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder.
If an optionholder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the optionholder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
Nonqualified Stock options.   An optionholder will not realize taxable income upon the grant of a nonqualified stock option. When an optionholder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the optionholder.
If an optionholder tenders shares in payment of part or all of the exercise price of a nonqualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the optionholder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received upon the exercise of the option will be taxed as ordinary income, just as if the optionholder had paid the exercise price in cash.
Restricted Stock.   A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the shares of stock are subject to restrictions (that is, the restricted stock are nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse.
Dividend Equivalents Rights.   Grantees under the 2018 Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award.
Stock Units, Deferred Stock Units and Performance-Based Awards.   A distribution of shares of stock or a payment of cash in satisfaction of stock units, deferred stocks units or a performance-based award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the shares of stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.
Stock appreciation rights.   The grant of SARs will not result in taxable income to the grantee or a deduction to the Company. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of stock received by the grantee.
Unrestricted Stock.   A grantee of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares.
Upon the grantee’s disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Tax Withholding.   Payment of the taxes imposed on awards made under the 2018 Plan may be made by withholding from payments otherwise due and owing to the grantee.
Specified Benefits.   No awards have been granted, and no shares have been issued, under the First Amendment to the 2018 Plan. Future grants under the 2018 Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of future awards granted under the 2018 Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates and the exercise decisions (if applicable) made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the First Amendment to the 2018 Plan.
Stockholder Proposals
All stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting of Stockholders must be received by the Company no later than November 14, 2022 and must comply with all applicable SEC and other rules.
Under the Company’s Bylaws, if a stockholder wishes to present an item of proper business at the 2023 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s proxy statement pursuant to SEC rules), the stockholder must give advance written notice to the Company’s Secretary at 2303 Dulles Station Blvd., Herndon, Virginia 20171, not less than 90 days nor more than 120 days before the first anniversary of the date of this proxy statement. As a result, any notice given by a stockholder pursuant to these provisions in our Bylaws must be received no earlier than November 14, 2022 and no later than December 14, 2022. Such notice must include all of the information required by the Company’s Bylaws.
Internet Availability of Annual Meeting Materials
Under SEC rules, the Company has elected to make proxy materials for the Annual Meeting available to stockholders over the Internet rather than mailing paper copies of those materials to each stockholder. On March 14, 2022, we mailed a notice of internet availability of proxy materials directing stockholders to a website where they can access the proxy statement and annual report and view instructions on how to vote their shares via the Internet or by phone. If you received the notice only and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the notice to request that a paper copy be mailed to you.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.

You may also request an additional proxy statement and annual report by sending a written request to:
Strategic Education, Inc.
Attn: Lizette B. Herraiz
General Counsel & Secretary of the Board
2303 Dulles Station Boulevard
Herndon, Virginia 20171
(703) 561-1600
Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.
Other Matters
The Company knows of no other matters to be presented for action at the Annual Meeting other than those mentioned above. However, if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

ANNEX 1
Reconciliation of Reported to Adjusted Results for the year ended December 31, 2020
(in thousands, except per share data)
	As Reported (GAAP)	Contract Liability Adjustment(1)	Amortization of intangible assets(2)	Merger and integration costs(3)	Restructuring costs(4)	Income from other investments(5)	Tax adjustments(6)	As Adjusted (Non-GAAP)
Revenues	$1,027,653	$11,296	$—	$—	$—	$—	$—	$1,038,949
Total costs and expenses	$918,269	$—	$(64,225)	$(13,770)	$(12,382)	$—	$—	$827,892
Income from operations	$109,384	$11,296	$64,225	$13,770	$12,382	$—	$—	$211,057
Operating margin	10.6%							20.3%
Income before income taxes	$113,957	$11,296	$64,225	$13,770	$12,382	$(2,094)	$—	$213,536
Net income	$86,268	$11,296	$64,225	$13,770	$12,382	$(2,094)	$(33,141)	$152,706
Diluted earnings per share	$3.77							$6.68
Weighted average diluted shares outstanding	22,860							22,860

(1)
Reflects a purchase accounting adjustment to record acquired contract liabilities at fair value as a result of the Company’s acquisition of ANZ.

(2)
Reflects amortization and depreciation expense of intangible assets and software assets acquired through the Company’s merger with Capella Education Company and its acquisition of ANZ.

(3)
Reflects transaction and integration expenses associated with the Company’s merger with Capella Education Company and its acquisition of ANZ.

(4)
Reflects severance and other costs associated with the Company’s restructuring.

(5)
Reflects income recognized from the Company’s investments in partnership interests and other investments.

(6)
Reflects tax impacts of the adjustments described above and discrete tax adjustments related to stock-based compensation and other adjustments, utilizing an adjusted effective tax rate of 28.5% for the year ended December 31, 2020.

Reconciliation of Adjusted to Modified Results for the year ended December 31, 2020
(in thousands, except per share data)
	As Adjusted (Non-GAAP)	ANZ segment revenue(1)	Contract liability adjustment(2)	ANZ segment costs and expenses(3)	Income from other investments(4)	Tax adjustments(5)	Common stock offering(6)	Modified (Non-GAAP)
Revenues	$1,038,949	$(23,381)	$(11,296)	$—	$—	$—	$—	$1,004,272
Total costs and expenses	$827,892	$—	$—	$(36,143)	$—	$—	$—	$791,749
Income from operations	$211,057	$(23,381)	$(11,296)	$36,143	—	—	—	$212,523
Operating margin	20.3%							21.2%
Income before income taxes	$213,536	$(23,381)	$(11,296)	$36,143	$(36)	$—	$—	$214,966
Net income	$152,706	$(23,381)	$(11,296)	$36,143	$(36)	$639	$—	$154,775
Diluted earnings per share	$6.68							$7.03
Weighted average diluted shares outstanding	22,860						(852)	22,008
In order to evaluate non-equity incentive compensation, the Compensation Committee established specific goals at the beginning of 2020 which did not contemplate completion of the acquisition of ANZ. Accordingly, the Company is providing the tables above to present a reconciliation of reported GAAP results to adjusted results, which exclude certain expenses and accounting adjustments relating to the Company’s acquisition of ANZ, severance and other costs associated with a restructuring, income recognized from certain investments, and certain tax adjustments, and modified adjusted results, which further exclude the impact of the acquisition of ANZ on November 3, 2020, which the Compensation Committee used to evaluate management’s performance excluding the effects of the ANZ acquisition. The measures used to evaluate non-equity compensation include Revenue, Income from Operations, and Earnings per Share. These measures, which are considered “non-GAAP financial measures” under SEC rules, are defined by us to exclude the following:

(1)
Reflects revenue recognized in the ANZ segment.

(2)
Reflects a purchase accounting adjustment to record acquired contract liabilities at fair value as a result of the Company’s acquisition of ANZ.

(3)
Reflects costs and expenses recognized in the ANZ segment.

(4)
Reflects investment income recognized in the ANZ segment.

(5)
Reflects tax impacts of the adjustments described above and the tax impact of the consolidated operations of ANZ, resulting in a modified adjusted effective tax rate of 28.0% for the year ended December 31, 2020.

(6)
Reflects weighted average number of shares of common stock issued in August 2020 to fund, in part, the cost of the ANZ acquisition.

EXHIBIT A
First Amendment to the
Strategic Education, Inc.
2018 Equity Compensation Plan
THIS FIRST AMENDMENT (the “First Amendment”) to the Strategic Education, Inc. 2018 Equity Compensation Plan (the “Plan”), was adopted by Strategic Education, Inc.’s (the “Company’s”) board of directors (the “Board”) on February 24, 2022 to be effective [April 27, 2022] (the “Effective Date”).
W I T N E S S E T H:
WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and service providers of the Company;
WHEREAS, the Company’s Board has determined that it is desirable to amend the Plan, effective as of the Effective Date and subject to approval by the stockholders of the Company, to increase the maximum number of shares for which Awards may be granted under the Plan; and
WHEREAS, Section 5.2 of the Plan provides that the Board may amend the Plan from time to time, subject to approval by the stockholders of the Company as required by applicable law.
NOW, THEREFORE, the Plan shall be amended as of the Effective Date, subject to approval by the Company’s stockholders, as set forth below:
1.
Section 4.1 of the Plan shall be deleted and replaced with the following:

Subject to adjustment as provided in Section 4.2 and Section 17, the number of shares of Stock reserved for issuance under the Plan will be equal to the sum of (i) seven hundred thousand (700,000) shares of Stock, plus (ii) the number of shares of Stock available for future awards under the Prior Plan as of the Amendment Date, plus (iii) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Amendment Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock, plus (iv) 911,465 shares of Stock available for future awards under the Capella Education Company Equity Incentive Plan (the “Capella Plan”) as of the Amendment Date, plus (v) the number of shares of Stock related to awards outstanding under the Capella Plan as of the Amendment Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock (the “Share Limit”). Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Shares of Stock to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by Applicable Laws, issued shares that have been reacquired by the Company.
NOW, THEREFORE, be it further provided that, except as set forth above, the Plan shall continue to read in its current state.
IN WITNESS WHEREOF, the Company has caused the execution of this First Amendment by its duly authorized officer, effective as of the Effective Date and subject to approval of the Company’s stockholders.
STRATEGIC EDUCATION, INC.
By:

Name:

Title:

Date:

EXHIBIT B
STRATEGIC EDUCATION, INC.
2018 EQUITY COMPENSATION PLAN

A-i

A-ii

A-iii

STRATEGIC EDUCATION, INC.
2018 EQUITY COMPENSATION PLAN
Strategic Education, Inc., a Maryland corporation (the “Company”), sets forth herein the terms of its 2018 Equity Compensation Plan (the “Plan”), as follows:
1.   PURPOSE
This Plan is intended to (i) provide incentive to eligible persons to stimulate their efforts toward the success of the Company and to operate and manage its business in a manner that will provide for the long-term growth and profitability of the Company and that will benefit the shareholders and other important stakeholders of the Company, including its employees and customers; and (ii) provide a means of recruiting, rewarding and retaining key personnel. To this end, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock, Stock Units (including Deferred Stock Units), Dividend Equivalent Rights, Other Equity-based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Non-qualified Stock Options or Incentive Stock Options, as provided herein.
The Plan is an amendment and restatement of the Prior Plan. Awards granted under the Prior Plan prior to the Amendment Date will be subject to the terms of the Prior Plan and Grant Agreement.
2.   DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1   “Affiliate” means, with respect to the Company, or other entity, that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a Controlling Interest in such entity.
2.2   “Amendment Date” means the date on which the Plan is approved by the Company’s shareholders, the Plan having been approved by the Board on September 4, 2018.
2.3   “Annual Cash Profit Share” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (the Company’s fiscal year, unless otherwise specified by the Board or the Committee).
2.4   “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (i) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (ii) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein, and (iii) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
2.5   “Award” means a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Deferred Stock Unit, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Cash Profit Share, Other Equity-Based Award, or cash.
2.6   “Award Agreement” means the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.
2.7   “Board” means the Board of Directors of the Company.

2.8   “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of, or pleading guilty or nolo contendere to, a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.
2.9   “Change in Control” Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Grantee approved by the Committee, a “Change in Control” shall be deemed to occur if:
(i)  any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;
(ii)  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii), or (iv) of this Section 2.9 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
(iii)  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 2.9(i)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or
(iv)  a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
2.10   “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Sections shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.
2.11   “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1 (or, if no Committee has been so designated, the Board itself).

2.12   “Company” means Strategic Education, Inc., a Maryland corporation, and any successor thereto.
2.13   “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (i) except as specified in clause (ii) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (ii) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.14   “Deferred Stock Unit” means a Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.
2.15   “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.
2.16   “Disability” means the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.17   “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, entitling the Grantee thereof to receive, or to receive credits for the future payments of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee as of the record date.
2.18   “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.
2.19   “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.20   “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any Determination Date:
(i)  If on such Determination Date the shares of Stock are listed on a Stock Exchange or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock on the last preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.
(ii)  If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of a share of Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided , further , that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or 1on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock

Appreciation Rights and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including, without limitation, using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.
2.21   “Family Member” means, with respect to a Grantee as of any date of determination, (i) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee; (ii) any person sharing such Grantee’s household (other than a tenant or employee); (iii) a trust in which any one or more of the persons specified in clauses (i) and (ii) of this Section 2.22 (and such Grantee) own more than fifty percent (50%) of the beneficial interest; (iv) a foundation in which any one or more of the persons specified in clauses (i) and (ii) of this Section 2.22 (and such Grantee) control the management of assets; and (v) any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
2.22   “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other subsequent date specified by the Committee in the corporate action approving the Award.
2.23   “Grantee” means a person who receives or holds an Award under the Plan.
2.24   “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.25   “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.
2.26   “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.27   “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.
2.28   “Option” means an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Section 8.
2.29   “Option Price” means the per share exercise price for shares of Stock subject to an Option.
2.30   “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, Stock Appreciation Right, Restricted Stock, Deferred Stock Unit, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, or Annual Cash Profit Share.
2.31   “Outside Director” shall have the meaning set forth in Code Section 162(m).
2.32   “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period specified by the Committee.
2.33   “Performance Measures” means measures as described in Section 14 on which the performance goal or goals under Performance Awards are based.
2.34   “Performance Period” means the period of time, of up to ten (10) years, during or over which the performance goals under Performance Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance Award.
2.35   “Plan” means this Strategic Education, Inc. 2018 Equity Compensation Plan, as amended from time to time.
2.36   “Prior Plan” means the Strayer Education, Inc. 2015 Equity Compensation Plan, as amended.

2.37   “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock, Stock Units, or Unrestricted Stock.
2.38   “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.
2.39   “Restricted Period” shall have the meaning set forth in Section 10.2.
2.40   “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.
2.41   “SAR Price” means the per share exercise price of a SAR.
2.42   “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.43   “Securities Market” means an established national or regional securities market.
2.44   “Separation from Service” shall have the meaning set forth in Code Section 409A.
2.45   “Service” means service of a Grantee as a Service Provider to the Company or any Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties with the Company or any Affiliate shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or any Affiliate. If the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive.
2.46   “Service Provider” means (i) an employee, officer, or director of the Company or an Affiliate, or (ii) a consultant or adviser to the Company or an Affiliate (1) who is a natural person, (2) who is currently providing bona fide services to the Company or an Affiliate, and (3) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Stock.
2.47   “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.
2.48   “Share Limit” shall have the meaning set forth in Section 4.1.
2.49   “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.
2.50   “Stock” means the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 17.1.
2.51   “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.
2.52   “Stock Exchange” means the New York Stock Exchange, the NASDAQ Stock Market, or another established national or regional stock exchange.
2.53   “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.
2.54   “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (i) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (ii) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

2.55   “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or other business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.56   “Ten Percent Shareholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.57   “Unrestricted Stock” means Stock that is free of any restrictions granted pursuant to Section 11.
3.   ADMINISTRATION OF THE PLAN
3.1   Committee.
3.1.1.   Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (i) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (ii) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.
In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1.1 if the Board has delegated the power and authority to do so to such Committee.
3.1.2.   Composition of the Committee.
The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (i) a Non-Employee Director and (ii) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements. Notwithstanding the foregoing, for purposes of any Award granted under the Prior Plan that is intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, each member of the Committee shall also be an Outside Director for purposes of certifying the extent to which any applicable performance-based vesting conditions are achieved.

3.1.3.   Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which (i) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (ii) may grant Awards under the Plan to such Grantees, and (iii) may determine all terms of such Awards, in each case, subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
3.1.4.   Delegation by Committee.
To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee; provided that the Committee may not delegate its authority hereunder (i) to make Awards to directors of the Company, (ii) to make Awards to employees who are (1) Officers or (2) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (iii) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.
3.2   Board.
The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.
3.3   Terms of Awards; Minimum Vesting Conditions.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(i)
designate Grantees;

(ii)
determine the type or types of Awards to be made to a Grantee;

(iii)
determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(iv)
establish the terms and conditions of each Award (including the Option Price, SAR Price, and Purchase Price; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options); provided, that no Award granted to any Grantee who is not a Non-Employee Director shall vest in full prior to the third (3rd) anniversary of the Grant Date or shall vest in part prior to the first (1st) anniversary of the grant date, unless the Committee determines to accelerate vesting upon the occurrence of a specific event, such as a termination of a Grantee’s employment or Change in Control or other corporate transaction; provided, that (a) up to five percent (5%) of the maximum number of shares of Stock available for issuance to any Grantee who is not a Non-Employee Director under the Plan may be granted pursuant to the Plan without being subject to the foregoing restrictions, and (b) any dividends or Dividend Equivalent Rights issued in connection with any Award granted at any time under the zPlan shall not be subject to or counted for either such restrictions or such five percent (5%) share issuance limit. The foregoing five percent (5%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 17.2 and the share usage rules of Section 4.3.
(v)
prescribe the form of each Award Agreement evidencing an Award;

(vi)
subject to the limitation on repricing in Section 3.5, amend, modify, or supplement the terms of any outstanding Award, which authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award; and

(vii)
make Substitute Awards.

3.4   Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of employees or clients of the Company or an Affiliate, (iv) confidentiality obligation with respect to the Company or an Affiliate, (v) Company or Affiliate policy or procedure, (vi) other agreement, or (vii) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. Furthermore, if the Grantee of an outstanding Award is an employee of the Company or an Affiliate thereof and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
Any Award granted pursuant to the Plan is subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in the Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.
Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under Applicable Laws, the natural persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12)-month period following the first public issuance or filing (whichever first occurred) with the United States Securities and Exchange Commission of the financial document that contained such material noncompliance.
Notwithstanding any other provision of this Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then a Grantee shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the Fair Market Value of such Stock on the date of delivery if the Grantee no longer holds the shares of Stock) if, pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other criteria) that are later determined, as a result of the accounting restatement, not to have been achieved.
3.5   No Repricing.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities,

or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not, in each case, unless such action would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded, without obtaining shareholder approval: (i) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities.
3.6   Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to an Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.
3.7   No Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided that this Section 3.7 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.
3.8   Stock Issuance/Book-Entry.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including, without limitation, book-entry or direct registration or the issuance of one or more share certificates.
4.   STOCK SUBJECT TO THE PLAN
4.1   Number of Shares of Stock Reserved for Awards.
Subject to adjustment as provided in Section 4.2 and Section 17, the number of shares of Stock reserved for issuance under the Plan will be equal to the sum of (i) seven hundred thousand (700,000) shares of Stock, plus (ii) the number of shares of Stock available for future awards under the Prior Plan as of the Amendment Date, plus (iii) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Amendment Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock (the “Share Limit”). Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Shares of Stock to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by Applicable Laws, issued shares that have been reacquired by the Company.

4.2   Adjustments in Authorized Shares of Stock.
In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and/or to grant Substitute Awards under the Plan for such awards. The Share Limit pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect the transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock available for issuance under the Plan, subject to applicable requirements of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
4.3   Share Usage.
Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1. Any shares of Stock that are subject to Awards shall be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. With respect to SARs, the number of shares of Stock subject to an award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle the SAR upon exercise. The target number of shares issuable under a Performance Award shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Award to the extent different from such target number of shares.
If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any shares of Stock subject thereto or is settled in cash in lieu of shares of Stock, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan in the same amount as such shares of Stock were counted against the Share Limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) deducted or delivered from payment of an Award payment in connection with the Company’s tax withholding obligations as described in Section 18.3, (iii) purchased by the Company with proceeds from Option exercises, or (iv) not issued upon the net settlement or net exercise of a Stock-settled SAR.
5.   TERM; AMENDMENT, SUSPENSION, AND TERMINATION
5.1   Term.
The Plan, as amended and restated, shall become effective as of the Amendment Date. Following the Amendment Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Amendment Date may be issued and delivered following the Amendment Date to settle such awards. The Plan shall terminate on the first to occur of (i) the tenth (10th) anniversary of the Amendment Date, (ii) the date determined in accordance with Section 5.2, and (iii) the date determined in accordance with Section 17.3; provided , however , that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s adoption of the Plan. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).
5.2   Amendment, Suspension, and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such

Award. An amendment shall be contingent on approval of the Company’s shareholders to the extent stated by the Board or required by Applicable Laws (including applicable Stock Exchange listing requirements); provided that no amendment will be made to the no-repricing provisions of Section 3.5 or the option pricing provisions of Section 8.1 without the approval of the Company’s shareholders.
6.   AWARD ELIGIBILITY AND LIMITATIONS
6.1   Service Providers and Other Persons.
Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
6.2   Limitation on Shares of Stock Subject to Awards and Cash Awards.
During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:
(i)
the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is one hundred-ten thousand (110,000); provided, however, that the maximum number of shares of Stock subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year the person is first employed by the Company is two hundred-twenty thousand (220,000); and

(ii)
the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is one hundred-ten thousand (110,000) shares; provided, however, that the maximum number of shares of Stock subject to Awards other than Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in the year that the person is first employed by the Company is two hundred-twenty thousand (220,000).

(iii)
the maximum amount that may be granted as an Annual Cash Profit Share (whether or not cash-settled) in a calendar year to any person eligible for an Award under Section 6 shall be five million five hundred thousand dollars ($5,500,000), and the maximum amount that may be paid as a cash-denominated Performance Award (whether or not cash-settled) in respect of a Performance Period greater than one year by any person eligible for an Award under Section 6 shall be twenty two million dollars ($22,000,000).

(iv)
the maximum grant date fair value of any Award that may be granted under the Plan pursuant to any Award in a calendar year to any Non-Employee Directors shall be $750,000.

6.3   Stand-Alone, Additional, Tandem and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (i) any other Award, (ii) any award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (iii) any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the SAR Price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided , that the Option Price or SAR Price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.
7.   AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements utilized from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.
8.   TERMS AND CONDITIONS OF OPTIONS
8.1   Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided , however , that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
8.2   Vesting and Exercisability.
Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.
8.3   Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided , however , that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option, and provided , further , that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine. If on the day preceding the date on which a Grantee’s Options would otherwise terminate, the Fair Market Value of shares of stock underlying a Grantee’s Options is greater than the Option Price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee. The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.
8.4   Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise the Option following termination of the Grantee’s

Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5   Limitations on Exercise of Option.
Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17, which results in termination of the Option.
8.6   Method of Exercise.
Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7   Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option or to direct the voting of the shares of Stock subject to such Option) until the shares of Stock subject thereby are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of issuance of such shares of Stock.
8.8   Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive evidence of such Grantee’s ownership of the shares of Stock subject to the Option as shall be consistent with Section 3.8.
8.9   Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10   Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11   Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any corporate Subsidiary; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12   Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.
9.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1   Right to Payment and Grant Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one (1) share of Stock on the date of exercise over (ii) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or part of any other Award, or without regard to any Option or other Award; provided , that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided , further , that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.
9.2   Other Terms.
The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award; and any other terms and conditions of any SAR; provided , that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3   Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th ) anniversary of the Grant Date of such SAR, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR. If on the day preceding the date on which a Grantee’s SAR would otherwise terminate, the Fair Market Value of shares of stock underlying a Grantee’s SAR is greater than the SAR Price, the Company shall, prior to the termination of such SAR and without any action being taken on the part of the Grantee, consider such SAR to have been exercised by the Grantee.
9.4   Rights of Holders of SARs.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising a SAR shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such SAR or to direct the voting of the shares of Stock subject to such SAR) until, if applicable, the shares of Stock subject thereby are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of issuance of such shares of Stock, if applicable.
9.5   Transferability of SARs.
Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.6   Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to a SAR, if any, shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.
10.   TERMS AND CONDITIONS OF RESTRICTED STOCK, STOCK UNITS, AND DEFERRED STOCK UNITS
10.1   Grant of Restricted Stock, Stock Units, or Deferred Stock Units.
Awards of Restricted Stock, Stock Units, and Deferred Stock Units may be made for consideration, such as a Purchase Price, or no consideration, other than par value of the shares of Stock, which may be deemed paid by past or future Services to the Company or an Affiliate.
10.2   Restrictions.
At the time a grant of Restricted Stock, Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Stock Units, or Deferred Stock Units as provided in Section 14.
10.3   Registration; Restricted Stock Certificates.
Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (i) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement. Pursuant to Section 3.8, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration will contain an appropriate legend or restriction similar to the foregoing to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement.
10.4   Rights of Holders of Restricted Stock.
Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (i) any cash dividend payments or distributions paid on Restricted Stock may be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (ii) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest or be paid unless such performance goals for such shares of Restricted Stock are achieved. Alternatively, dividends may be paid on Restricted Stock which vests based on achievement of performance goals, provided that such dividends shall be subject to repayment in the event the performance goals for the underlying shares of Restricted Stock are not achieved. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.
10.5   Rights of Holders of Stock Units and Deferred Stock Units.
10.5.1.   Voting and Dividend Rights.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding Stock Units or Deferred Stock Units shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Award or to direct the voting of the shares of Stock subject to such Award) until, if applicable, the shares of Stock subject thereby are fully paid and issued to such Grantee or other person. The Committee may provide in an Award Agreement evidencing a grant of Stock Units or Deferred Stock Units that the holder of such Stock Units or Deferred Stock Units, as applicable, shall be entitled to receive Dividend Equivalent Rights, in accordance with Section 13.
10.5.2.   Creditor’s Rights.
A holder of Stock Units or Deferred Stock Units shall have no rights other than those of a general, unsecured creditor of the Company. Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6   Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, but prior to termination of the Grantee’s Service, upon the termination of a Grantee’s Service, any Restricted Stock, Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Stock Units, or Deferred Stock Units, the Grantee shall have no further rights with respect to such Award, including, without limitation, any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Stock Units, or Deferred Stock Units.

10.7   Purchase of Restricted Stock and Shares of Stock Subject to Stock Units and Deferred Stock Units.
The Grantee of an Award of Restricted Stock, vested Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units or Deferred Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock, vested Stock Units, or vested Deferred Stock Units, or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock, Stock Units, or Deferred Stock Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Committee, in consideration for past or future Services rendered or to be rendered to the Company or an Affiliate.
10.8   Delivery of Shares of Stock.
No later than thirty (30) days following the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock and to Stock Units or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.
11.   TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS
11.1   Unrestricted Stock.
The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or such other higher Purchase Price determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan, subject to the five percent (5%) share issuance limit set forth in Section 3.3. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past or future Services or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.
11.2   Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee shall have no further rights with respect to such Other Equity-Based Award.
12.   FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
12.1   General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price, if any, for Restricted Stock, vested Stock Units, or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

12.2   Surrender of Shares of Stock.
To the extent the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price, if any, for Restricted Stock, vested Stock Units, or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.
12.3   Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and/or any withholding taxes described in Section 18.3.
12.4   Other Forms of Payment.
To the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the Purchase Price, if any, for Restricted Stock, vested Stock Units, or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including, without limitation, (i) with respect to Restricted Stock and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (ii) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or Purchase Price, if any, and/or any withholding taxes described in Section 18.3.
13.   TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
13.1   Dividend Equivalent Rights.
A Dividend Equivalent Right may be granted hereunder; provided that no Dividend Equivalent Right may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (i) provide that such Dividend Equivalent Right shall be settled upon settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (ii) contain terms and conditions which are different from the terms and conditions of such other Award; provided , however , that Dividend Equivalent rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vets or is earned based upon the achievement of performance goals shall not vest or be paid unless the performance goals for such underlying Award are achieved.
13.2   Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.   TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL CASH PROFIT SHARES
14.1   Grant of Performance Awards and Annual Cash Profit Shares.
Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Cash Profit Shares in such amounts and upon such terms as the Committee shall determine.
14.2   Value of Performance Awards and Annual Cash Profit Shares.
Each Performance Award and Annual Cash Profit Share shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion, which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock that will be paid out to the Grantee thereof.
14.3   Earning of Performance Awards and Annual Cash Profit Shares.
Subject to the terms of this Plan, after the applicable Performance Period has ended, the Grantee of Performance Awards or Annual Cash Profit Shares shall be entitled to receive a payout of the value earned under such Performance Awards or Annual Cash Profit Shares by such Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
14.4   Form and Timing of Payment of Performance Awards and Annual Cash Profit Shares.
Payment of the value earned under Performance Awards and Annual Cash Profit Shares shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, (i) may pay the value earned under Performance Awards in the form of cash, shares of Stock, other Awards, or in a combination thereof, including shares of Stock and/or other Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under Performance Awards and Annual Cash Profit Shares at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which the Performance Period ends.
14.5   Performance Conditions.
The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.
14.5.1.   Performance Goals Generally.
The performance goals for Performance Awards or Annual Cash Profit Shares shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.
14.5.2.   Settlement of Awards; Other Terms.
Settlement of such Awards shall be in cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance Awards or Annual Cash Profit Shares shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of a Performance Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.
14.5.3.   Performance Measures.
The performance goals upon which the payment or vesting of a Performance Award or Annual Cash Profit Share to any Grantee may be conditioned include, but are not limited to, the following Performance Measures, with or without adjustment (including pro forma adjustments):
(a)
net earnings or net income;

(b)
operating earnings;

(c)
pretax earnings;

(d)
earnings per share of Stock;

(e)
total shareholder return;

(f)
earnings before interest and taxes;

(g)
earnings before interest, taxes, depreciation and/or amortization;

(h)
earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:

•
stock-based compensation expense;

•
income from discontinued operations;

•
gain on cancellation of debt;

•
debt extinguishment and related costs;

•
restructuring, separation, and/or integration charges and costs;

•
reorganization and/or recapitalization charges and costs;

•
impairment charges;

•
merger-related events;

•
gain or loss related to investments;

•
sales and use tax settlements; and

•
gain on non-monetary transactions;

(i)
revenue growth or targets;

(j)
gross or operating margins;

(k)
return measures, including return on assets, capital or investment;

(l)
cash flow, including:

•
operating cash flow;

•
free cash flow;

•
levered free cash flow;

•
cash flow return on equity; and

•
cash flow return on investment;

(m)
productivity ratios;

(n)
costs, reductions in costs, and cost control measures;

(o)
expense targets;

(p)
working capital targets;

(q)
completion of acquisitions of businesses or companies;

(r)
development of new lines of business or substantially expanding existing lines of business;

(s)
completion of divestitures and asset sales;

(t)
employee hiring, retention, and diversity;

(u)
employee or customer satisfaction measurements;

(v)
execution of contractual arrangements or satisfaction of contractual requirements or milestones;

(w)
ratio of debt to stockholders’ equity;

(x)
new campuses opened;

(y)
regulatory approvals to operate in new states;

(z)
maintenance of regional accreditation;

(aa)
compliance with Title IV regulations;

(bb)
sound financial, budgeting and operational practices;

(cc)
faculty hiring and development;

(dd)
curriculum and degree program development;

(ee)
student academic performance;

(ff)
information systems and technology;

(gg)
recruitment of foreign students;

(hh)
corporate partnerships and community college relations;

(ii)
any combination of any of the foregoing business criteria and any other business condition determined in the discretion of the Committee.

None of the foregoing, either at all or for particular periods, will be applied or interpreted to provide any commission, bonus, or other incentive payment based directly or indirectly upon success in securing enrollments or financial aid to any person or entity engaged in any student recruiting or admission activities or in making decisions regarding the awarding of funds under Title IV of the Higher Education Act, except as permitted by Applicable Law.
Performance under any of the foregoing Performance Measures (i) may be used to measure the performance of (x) the Company, its Subsidiaries, and other Affiliates as a whole, (y) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (z) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate and (ii) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance Award or Annual Cash Profit Share based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.
14.5.4.   Evaluation of Performance.
The Committee may provide in any Performance Award or Annual Cash Profit Share that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (i) asset write-downs; (ii) litigation or claims, judgments, or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization or restructuring events or programs; (v) extraordinary, non-core, non-operating, or non-recurring items; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; (viii) impact of shares of Stock purchased through share repurchase programs; (ix) tax valuation allowance reversals; (x) impairment expense; and (xi) environmental expense.
14.5.5.   Adjustment of Awards; Committee Discretion.
The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance Awards, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines. The Committee shall have sole discretion to alter the governing Performance Measures applicable to any Performance Award. Any Award intended to qualify as a Performance Award may provide an objective formula or standard and the method of computing the amount of compensation payable under the Award; provided that the Committee reserves the discretion to increase or decrease the amount of compensation payable under the terms of the Award.
15.   PARACHUTE LIMITATIONS
If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment or benefit under the Plan shall be reduced or eliminated:
(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and
(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
16.   REQUIREMENTS OF LAW
16.1   General.
The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
16.2   Rule 16b-3.
During any time when the Company has any class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that the grant, settlement, and sale of Awards pursuant to the Plan and the grant, exercise, and sale of of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b3 under the Exchange Act. In addition, the Company intends any any transaction by which a Grantee sells Stock issued in respect of the vesting or exercise of any Award granted hereunder for the purpose of settling any withholding tax liability of such Grantee (commonly referred to as a “sell to cover” or “broker-assisted cashless exercise” transaction) that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by law and deemed advisable by the Board or Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify this Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.
17.   EFFECT OF CHANGES IN CAPITALIZATION
17.1   Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of share or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Stock effected without receipt of consideration by the Company occurring after the Amendment Date, the number and kinds of shares of capital stock for which grants of Options and other Awards may be made under the Plan, including, without limitation, the Share Limit set forth in

Section 4.1 and the individual limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of capital stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as applicable. In addition, the Committee may adjust the terms and conditions of the Awards, including the vesting conditions and any applicable Performance Measures associated with such Awards, as the Committee deems appropriate to prevent dilution or enlargement of the payments or benefits provided under any Award. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee shall, in such manner as the Board or the Committee deems appropriate, adjust (i) the number and kind of shares of capital stock subject to outstanding Awards and/or (ii) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding Stock Appreciation Rights, as applicable, to reflect such distribution.
17.2   Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.
Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price and SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares subject to such Award or received by the Grantee as a result of the reorganization, merger, or consolidation. In the event of a transaction described in this Section 17.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.
17.3   Change in Control in which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:
(i)
Immediately prior to the occurrence of such Change in Control, in each case with the exception of any Performance Award, all outstanding shares of Restricted Stock and all Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and

(ii)
Either of the following two (2) actions shall be taken:

(a)
At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (b) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.
or
(b)
The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR, multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Price applicable to such Options or SARs (such amount, the “ Spread “). For the avoidance of doubt, the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options or SARs for zero consideration if the Spread associated with any such Option or SAR is equal to, or less than, zero.

(iii)
For Performance Awards, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half of the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(iii), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(i) and (ii).

(iv)
Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.
17.4   Change in Control in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan, Options, SARs, Restricted Stock, Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards theretofore granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Awards theretofore granted, or for the substitution for such Awards for new stock options, stock appreciation rights, restricted stock, deferred stock units, unrestricted stock, dividend equivalent rights, and other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights. For Performance Awards, the Committee may modify any existing Performance Measures for any open Performance Period to reflect the Change in Control, or the Committee may deem any Performance Measures for any open Performance Period achieved at target, maximum, or actual performance (determined in the Committee’s discretion), with any such Performance Awards continued following the Change in Control subject solely to time-based vesting conditions. In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Change in Control and his employment is terminated without Cause within six (6) months following the consummation of such Change in Control, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one (1)-year period immediately following such termination or for such longer period as the Committee shall determine.
17.5   Adjustments
Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events involving the Company that are not a Change in Control hereunder. In addition, the Committee in its discretion may provide that any escrow, holdback, earnout or similar provisions in the definitive documents relating to any Change in Control or any corporate event that does not constitute a Change in Control hereunder may apply to any payment to the holders of Options or SARs to the same extent and in the same manner as such provisions apply to the holders of Stock. Finally, the Committee in its discretion need not treat Awards or Grantees uniformly and may take action under this Section 17 to treat Awards differently from other Awards and treat Awards held by a Grantee differently from Awards held by any other Grantee.
17.6   No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.
18.   GENERAL PROVISIONS
18.1   Disclaimer of Rights.
No provision in the Plan, any Award, or any Award Agreement shall be construed (i) to confer upon any person the right to remain in the Service of the Company or an Affiliate, (ii) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any person at any time, or (iii) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2   Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determines desirable.
18.3   Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to automatically, and without any action on the part of the Grantee, deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or the issuance of any shares of Stock or cash upon the exercise of, settlement of, or otherwise with respect to, an Award. At the time of such vesting, lapse, exercise, settlement, or other payment, the Grantee shall pay in cash to the Company or such Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided , however , that if there is a same day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day that the same day sale is completed. Unless otherwise specifically set forth in an Award Agreement to the contrary, any Grantee may automatically satisfy such withholding obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold shares of Stock otherwise issuable to the Grantee, (ii) by delivering to the Company or an Affiliate shares of Stock already owned by the Grantee, or (iii) by selling shares of Stock using a broker-assisted cashless exercise or broker-assisted sell-to-cover transaction and remitting cash proceeds from such Sale sufficient to satisfy such withholding obligations. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligations shall be determined by the Company or an Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligations only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award, or payment of shares of Stock pursuant to such Award, as applicable, cannot exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such vesting, lapse, exercise, settlement, or other payment.
18.4   Captions.
The use of captions in this Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
18.5   Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
18.6   Number and Gender.
With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
18.7   Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8   Governing Law
The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
18.9   Section 409A of the Code.
The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).
Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.
18.10   Prohibition on Hedging; Application of Company Clawback Policy
Except to the extent that the Committee provides otherwise in an applicable written policy as may be in effect from time to time, no Employee, Non-Employee Director, or any of their designees, may engage in any transaction that is designed to hedge or offset any decrease in the market value of the Company’s equity securities with regard to any Stock issued under the Plan or any Stock subject to an Award grant under the Plan
All grants under the Plan are subject to the applicable provisions of the Company’s clawback or recoupment policy approved by the Committee, as such policy may be in effect from time to time and to the extent such policy is applicable to any Grantee hereunder.
* * *
To record adoption of this amended and restated Plan by the Board as of September 4, 2018, and approval of this amended and restated Plan by the shareholders on [Date], the Company has caused its authorized officer to execute the Plan.
STRATEGIC EDUCATION, INC.
By: Title: General Counsel and Secretary
Signature Page to the Strategic Education, Inc. 2018 Equity Compensation Plan

STRATEGIC EDUCATION, INC.REVOCABLE PROXYANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2022 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Robert S. Silberman, Lizette B. Herraiz, and Daniel W. Jackson or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Strategic Education, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM (ET) onApril 27, 2022 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/StrategicEducation/2022/htype.asp by 11:59 PM ET on April 23, 2022. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Voting Information - Attending the Annual Meeting Virtually” and “Voting
Information - Voting at the Annual Meeting Virtually”.PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.(Continued and to be marked, dated and signed on other side)PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held April 27, 2022. Our 2022 Proxy Statement andour 2021 Annual Report to Stockholders are available at: http://www.viewproxy.com/strategiceducation/2022

Please mark your votes like this ☒

1. Election of Directors

	FOR	AGAINST	ABSTAIN
01 Robert S. Silberman	☐	☐	☐
02 J. Kevin Gilligan	☐	☐	☐
03 Dr. Charlotte F. Beason	☐	☐	☐
04 Rita D. Brogley	☐	☐	☐
05 Dr. John T. Casteen, III	☐	☐	☐
06 Nathaniel C. Fick	☐	☐	☐
07 Robert R. Grusky	☐	☐	☐
08 Jerry L. Johnson	☐	☐	☐
09 Karl McDonnell	☐	☐	☐
10 Dr. Michael A. McRobbie	☐	☐	☐
11 William J. Slocum	☐	☐	☐
12 G. Thomas Waite, III	☐	☐	☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ____________________

Signature ____________________

Signature ____________________
(Joint Owners)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

SCAN TO
VIEW MATERIALS & VOTE

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/STRA

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

MAIL

Vote Your Proxy by Mail:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2, 3, AND 4. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES ON PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4.1. Election of Directors 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent registered public accounting firm for the fiscal year ending December 31, 2022.oFORoAGAINSToABSTAINThis section must be completed for your vote to be counted. – Date and Sign Below.Address Change/Comments: (If you notedany Address Changes and/or Commentsabove, please mark box.) oVIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone3. To approve, on an advisory basis, the compensation of the named executive officers.oFORoAGAINSToABSTAIN4. To approve an amendment to the Strategic Education, Inc. 2018 Equity Compensation Plan, the result of which will be to make available shares for issuance thereunder that were previously available for issuance under the Capella Education Company 2014 Equity Incentive Plan.oFORoAGAINSToABSTAIN Please mark your votes like this xINTERNETVote Your Proxy on the Internet:Go to www.AALvote.com/STRAHave your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONEVote Your Proxy by Phone:Call 1 (866) 804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.SCAN TO VIEW MATERIALS & VOTEwVIRTUAL CONTROL NUMBER FOR AGAINST ABSTAIN 01 Robert S. Silberman o o o 02 J. Kevin Gilligan o o o 03 Dr. Charlotte F. Beason o o o 04 Rita D. Brogley o o o FOR AGAINST ABSTAIN 05 Dr. John T. Casteen, III o o o 06 Nathaniel C. Fick o o o 07 Robert R. Grusky o o o 08 Jerry L. Johnson o o o FOR AGAINST ABSTAIN 09 Karl McDonnell o o o 10 Dr. Michael A. McRobbie o o o 11 William J. Slocum o o o 12 G. Thomas Waite, III o o oDate Signature Signature(Joint Owners)Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name,